Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.  Such portions are designated “***”.

THIS SUPPLY AGREEMENT (“Agreement”), is made and entered into as of the 28th day of June, 2017, and made effective as of June 1, 2017, by and between Valvoline LLC, a  Delaware limited liability company, with a mailing address of 100 Valvoline Way, Lexington, KY 40509 (“Supplier”), and Monro Service Corporation (“Customer” and, together with the Supplier, the “Parties”)), a Delaware corporation, with a mailing address of 200 Holleder Parkway, Rochester, NY 14615.

In consideration of the mutual promises set forth in this Agreement, and other good, valuable and sufficient consideration, the receipt and adequacy of which are hereby acknowledged, Supplier hereby agrees to sell and deliver, and Customer hereby agrees to purchase, receive and pay for, the Valvoline® products described below for use at the locations identified on Schedule A, attached hereto and incorporated herein by reference on the following terms and conditions:

1.

TERM.  The term of this Agreement (the “Term”) begins on June 1, 2017 (the “Effective Date”) and expires, unless sooner terminated under this Agreement, thirty-eight (38) months after the Effective Date (the “Expiration Date”).

2.

SUPPLY AGREEMENT. From time to time as directed by Customer, Supplier shall supply Products (defined below) to certain locations operated by Monro Muffler Brake, Inc. the “Company”), as the parent company of Customer, as such locations are set forth on Schedule A (“Customer Locations”).  Schedule A may be updated from time to time during the Term as follows:

(i)

For a location to be added as a Customer Location, Customer will provide notice to Supplier of such new location.  Supplier shall consent to such location being added to Schedule A (such consent not to be unreasonably withheld, delayed or conditioned) by selling and delivering Products (defined below) to such location (such consent shall amend Schedule A to include such location as a “Customer Location”).

(ii)	During the Term, Customer may cease operations at a particular Customer Location. Customer shall be permitted to remove such Customer Location from Schedule A upon notice to Supplier.
(iii)

Should Customer acquire any additional business and/or locations during the Term, then such new businesses and/or location shall be added as Customer Locations upon the expiration of any supply agreement in place with the existing business and/or location on the date of Customer’s acquisition of same for any products that compete with the Products (as defined herein).  Customer shall not exercise any renewal options contained in any such supply agreements following the date of Customer’s acquisition of the relevant business and/or locations.

During the Term, Supplier shall sell and deliver, and Customer shall purchase, pay and provide safe access for the delivery from Supplier (or its authorized distributor) at the Customer Locations, VALVOLINE® products set forth on Schedule B attached hereto and incorporated by reference (“Products”). It is understood and agreed that, during the Term, Customer shall purchase all of its requirements in the various Product categories (lubes, non-lubes and service chemicals) and sub-categories (premium and non-premium) from Supplier for the Customer Locations, but excluding ***, provided, that, Customer shall make all reasonable best efforts to sell the Products during the Term and shall not advertise, promote, or in any other way market competitive products.

With respect to Customer’s requirement to purchase chemical kit services from Supplier, such requirement shall be reviewed in accordance with Schedule F attached hereto and incorporated herein by reference. To help support the mutually desired growth in chemical kit services, Customer will (a) permit its employees to complete Valvoline’s online training modules during its employees’ work hours for the appropriate services, as provided by Supplier; and (b) display point of sale materials, where appropriate and as provided by Supplier, to support and help sell the services.  Such point of sale materials shall be paid for using Development Funds (defined below).  Customer shall promote and reasonably support Supplier-sponsored programs, as such programs shall be reasonably developed with, and agreed to by, Customer (eg. Stickerbucks, incentive trips, etc. paid

using the Development Funds provided for in Schedule E), ***.   Any failure of a parent, affiliate or subsidiary of Customer to adhere to the obligations contained in this Agreement that would otherwise qualify as a material default under Section 14 hereof, may be pursued by Supplier as a material default by Customer.

3.	Price.

(a)	As of the Effective Date of this Agreement, Customer shall begin paying to Supplier the applicable “Invoice Price” for the Products, as outlined in Schedule B attached hereto (the “Invoice Prices”).
(b)	Thereafter, price adjustments to the Invoice Prices shall follow the guidelines established on Schedule C.
(c)

Customer is responsible for payment of all applicable taxes, fees and other government-imposed charges, whether or not included in such prices.  If compliance with law prevents Supplier from charging or Customer from paying the price provided in this Agreement, any resulting failure to perform shall be excused pursuant to Section 26 hereof.  Each delivery hereunder shall be considered a separate sale.

4.	Payment Terms. Customer will initiate payment for the undisputed portion of each Invoice Amount on a ***.
5.

PROMOTIONAL SUPPORT AND DEVELOPMENT FUNDS.  Promotional support and Development Funds to be provided by Supplier pursuant to this Agreement are described in the attached Schedule  E hereto and incorporated herein by reference.

6.

FREIGHT.  Supplier agrees to deliver the Products to the Customer’s warehouse destinations as may be agreed to in writing in advance by the parties hereto, freight prepaid, FOB the Customer’s receipt address for regular stock orders meeting prepaid shipment minimums. Freight will be prepaid on orders of *** units or more.  For orders less than *** units, freight will be added to the bottom of the invoice.  Supplier agrees to allow the Customer to transport orders from the Supplier’s designated shipping/receiving point.  If Customer shall transport from Supplier, Supplier will issue a credit to the Customer equaling the prevailing freight charge of Supplier’s preferred motor carrier.

7.

Order Fulfillment. Except for events of force majeure contemplated herein, all orders will be shipped within five (5) working days from receipt of order where the applicable distributor’s normal delivery schedule allows for the same; provided, that, in some instances, a distributor may take up to ten (10) working days from receipt of order to ship such order, consistent with past business practices between Supplier and Customer for drum and bulk packaged products.

8.

SUPPLIER PRODUCT WARRANTIES.  Supplier shall provide an engine guarantee and VPS engine guarantee consistent with those outlined in Schedule D; provided, that, the engine guarantee and VPS engine guarantee are subject to change from time-to-time by Supplier in its sole discretion, but any such changes shall be consistent with those applied across the engine guarantee and VPS engine guarantee programs to all of Supplier’s customers.  If the Supplier discontinues an applicable warranty or materially alters the warranties provided, Supplier will honor such warranty, as set forth on Schedule D, for the remainder of the Term.

9.

PRODUCT CATALOGS.  Supplier agrees to provide complete and accurate lubricant specifications catalog information to Customer.  All electronic data must be supplied in the then-current format specified by the Automotive Aftermarket Industry Association (“AAIA”).

(a)	Electronic information shall be provided at least semi-annually, and provided in its entirety;
(b)

Electronic information shall provide the correct Supplier part information for the specific vehicle application as well as Supplier’s chosen manufacturer’s part information, without regard to Customer’s decision to stock such part; and

(c)	Supplier shall provide, upon release of same, a quantity of each catalog, specification guide or other such media, in an amount sufficient to supply each location operated or managed by Customer.
(d)	Supplier will reimburse Customer for the cost of an electronic subscription to ***.

Failure to provide catalog information as outlined above will result in Customer obtaining the electronic information and/or print catalog editions in a manner most expeditious and beneficial to Customer.  Supplier agrees to reimburse Customer for any and all costs associated with having to obtain catalog information from alternate source(s), ***.

10.

PRICING ON NEW PRODUCTS.  In the event Supplier introduces new products (“New Products”) to its product line during the Term of this Agreement, based upon changes to formulation, product engineering or similar events occur, as mandated for continued certification of product by American Petroleum Institute (“API”) or International Lubricants Standardization and Approval Committee Supplier agrees that CUSTOMER’s pricing on the New Products will be subject to the same discounts and credits to Supplier’s standard invoice pricing on the New Products as provided for in this Agreement.

11.

Consideration. Customer has given, and Supplier has received and accepted, adequate, good, and valuable consideration for this Agreement. Customer’s adequate, good, and valuable consideration includes the mutual covenants, obligations, and promises herein and the following (which separately and together have enabled Supplier to execute and deliver this Agreement and have assisted and will assist Supplier’s performance of its obligations under this Agreement): (1) Customer, one of the U.S.’s largest providers of automotive under-car repair and tire services, has at great length discussed and upon reasonable request during the Term will discuss its business needs with Supplier for the purpose of enabling Supplier to make compelling business proposals to Customer; (2) Customer has entered into negotiations with Supplier that are expected to culminate in the execution and delivery of this Agreement, which Customer advises gives Supplier certain advantages over other suppliers of automotive lubricants; (3) Customer has provided and upon reasonable request during the Term will provide information to Supplier about Customer’s operations; (4) in this Agreement, Customer agrees to purchase a minimum quantity of ***; and (5) in this Agreement, Customer agrees with Supplier to negotiate in good faith to determine the price for products not listed on Price List that Customer purchases from Supplier, if any. Supplier has bargained for and will receive material benefits, interests, rights and value from Customer through such consideration and that Supplier is not entitled to and would not have received such benefits, interests, rights and value absent this Agreement. This Agreement is legally binding; and Supplier will not, directly or indirectly, plead or otherwise assert in any manner in any litigation, arbitration, mediation, or other dispute-resolution proceeding that this Agreement is invalid, void, voidable, revocable, terminable, or otherwise unenforceable for lack of or insufficiency of consideration; and by this Agreement irrevocably waives and will be estopped from pleading or asserting, directly or indirectly, any cause of action, claim, defense, right, or prayer for relief to such effect. Each of Supplier’s waivers in this Section 11 is reasonable and made with Supplier’s full knowledge of its significance and consequences.

12.

Representations and Warranties. Customer and Supplier each represents and warrants to the other that (i) it has the right, power and authority to grant the rights provided in this Agreement and to perform its obligations under this Agreement, and (ii) its execution, delivery, and performance of this Agreement have been duly authorized and will not violate any other agreement, restriction, or law to which it is a party or by which it is bound.

13.

NOTICE.  Notices under this Agreement are sufficient if given by nationally recognized overnight courier service, certified mail (return receipt requested) or personal delivery to the other party at the address below, provided, that either party may change the mailing address or other information provided for it by written notice given in accordance with this Section 10:

Customer:

Monro Service Corporation

Attn: Vice President – Merchandising and Logistics

200 Holleder Parkway

Rochester, NY 14615

With copy to:

Monro Muffler Brake, Inc.

Attn: Vice President – General Counsel

200 Holleder Parkway

Rochester, NY 14615

Supplier:

Valvoline LLC
100 Valvoline Way
Lexington, KY 40509
Attn: Dean Doza

With copy to:

Valvoline LLC

100 Valvoline Way

Lexington, KY 40509

Attn: Legal Department

14.

TERMINATION; REMEDIES. This Agreement may be terminated only by mutual consent of the parties in writing prior to the expiration hereof or by either the Supplier or Customer, as applicable, without cost or penalty if any one or more of the following events occur during the term of this Agreement:

(a.)

by either of the Parties if the other party materially defaults in the performance of or breaches any provision of this Agreement and does not cure the same within thirty (30) days after receipt of written notice of such default or breach;

(b.)	by either party if any payment due by the other party is unpaid when due and remains unresolved for thirty (30) days after written notice to the default party by the non-defaulting party;
(c.)

by either of the Parties if, with respect to the other party, any proceeding in bankruptcy is filed, or any order for relief in bankruptcy is issued, by or against such party, or if a receiver for such party or its premises is appointed in any suit or proceeding brought by or against party, or if there is an assignment by such party for the benefit of that party’s creditor(s);

(d.)	by Customer, if Supplier is acquired, either directly or indirectly, through the sale of assets, merger, or otherwise by a direct competitor of Customer;
(e.)	by Supplier, if the Customer is acquired, either directly or indirectly, through the sale of assets, merger, or otherwise by a direct competitor of Supplier; or
(f.)

by Customer, in the event that a change of control of Supplier shall result in a party, person or corporate entity controlling a majority share of Supplier and such party, person or corporate entity shall be a citizen of, or based in, a country which is, or becomes, listed on the United States of America’s Department of State’s Office of Defense Trade Control’s Embargo Reference Chart.

Upon the early termination of this Agreement under the terms of this Section (the “Early Termination”), all amounts due and owing to either party, including, but not limited to any credits to Customer calculated in accordance with Section 5  hereof and Schedules B and C attached hereto, shall be calculated and paid or issued, as the case may be, pro rata to the effective date of such Early Termination.  Nothing contained herein shall be deemed to limit or otherwise restrict any right, power, or remedy of either party.  All rights, powers, and remedies shall be cumulative and concurrent and the exercise of one or more rights, powers or remedies existing under this Agreement or now or hereafter existing at law or in equity, shall not preclude the subsequent exercise by either party of any other right, power or remedy.

15.

ETHICAL BUSINESS PRACTICE.  Customer and Supplier, respectively, acknowledge that each of its employees is required to maintain the highest standards of honesty, integrity and trustworthiness.  In particular, reference is made to the “Monro Muffler Brake, Inc. Code of Ethics,” which may be found online at http://www.monro.com/Corporate/Corporate-Governance and which applies to all employees of Customer. As such, both Parties affirm that they will conduct themselves, with respect to this Agreement, in accordance with these standards.

16.

Relationship of the Parties.  The relationship of Supplier and its employees, agents, and contractors to Customer is at all times that of independent contractors, and Supplier will not represent Customer as Customer’s agent, employee, or partner in any manner. Supplier has no authority to enter into any contract or incur any expense or obligation in Customer’s name.

17.	CONFIDENTIALITY.

a.

Confidential Information. “Confidential Information” means any information, whether disclosed in oral, written, visual, electronic or other form, which any party discloses or observes in connection with any other parties performance under this Agreement that relates to business plans, strategies, forecasts or analyses; financial information; employee, customer or vendor information; software (including all documentation and code), hardware or system designs, architectures or protocols; specifications for the Products or other products; Supplier and Customer purchasing, logistics, sales, marketing and other business processes; or the terms of this agreement.

b.

Each party shall use Confidential Information and reproduce materials containing Confidential Information only as necessary to perform its obligations under this Agreement. Each party shall restrict disclosure of Confidential Information to its personnel who have a need to know such information to perform its obligations under the Agreement and who have first agreed to be bound by the terms of this Section. Each party is liable for an unauthorized disclosure or use of Confidential Information by any of its current or former personnel. Within ten (10) days after receiving a written request, a party shall destroy or return (as instructed) any materials containing Confidential Information.

c.	Exceptions to Confidential Treatment. The obligations under this Section do not apply to Confidential Information that a party can demonstrate:

i.	Is or becomes publicly available without its breach of this Agreement;
ii.	Is independently developed by it without using Confidential Information; or
iii.	Is received by it from a third party that does not have an obligation of confidentiality to the other party ; or
iv.	Is properly and lawfully known to the receiving party prior to the effective date of this Agreement without an obligation of confidentiality to the other party.

A party may disclose Confidential Information to the extent that, in the reasonable opinion of its legal counsel, it is legally required to be disclosed. A party shall notify the other party in a reasonable time prior to disclosure and allow the other party a reasonable opportunity to seek appropriate protective measures

18.

No Waiver.  This Agreement’s terms, covenants and conditions may be waived only by a written instrument signed by the party waiving compliance. Any party’s failure at any time to require performance of any provision shall, in no manner, affect that party’s right to enforce that or any other provision at a later date. No waiver of any condition or breach of any provision, term or covenant contained in this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed or to be construed as a further or continuing waiver of that or any other condition or of the breach of that or that provision, term or covenant of this Agreement.

19.

ENTIRETY OF CONTRACT.  This writing is intended by the Parties as the final, complete and exclusive statement of the terms, conditions and specifications of their agreement and is intended to supersede all previous oral or written agreements and understandings between the parties relating to its specific subject matter.  No employee or agent of Supplier has authority to make any statement, representation, promise or agreement not contained in this Agreement.  No prior stipulation, agreement, understanding or course of dealing between the parties or their agents with respect to the subject matter of this Agreement shall be valid or enforceable unless embodied in this Agreement.  No amendment, modification or waiver of any provision of this Agreement shall be valid or enforceable unless in writing and signed by all parties to this Agreement.  This Agreement shall supersede, and shall not be modified or amended in any way by the terms of, any purchase order which may be issued by Customer for the purchase of product hereunder.

20.	SEVERABILITY. If any provision of this Agreement or the application of any such provision to any person or circumstance is held invalid, the application of such provision to any other person or circumstance and the remainder of this Agreement will not be affected thereby and will remain in full effect.

21.

Survival. All obligations of Customer and Supplier that expressly or by their nature survive the expiration or termination of this Agreement, including the obligation of either party to pay any amounts accrued hereunder, will continue in full force and effect beyond the expiration or termination of this Agreement and until they are satisfied or by their nature expire.

22.

INDEMNIFICATION. To the fullest extent permitted by law, Supplier shall defend, indemnify and hold Customer, its parent, subsidiaries, related entities and their respective officers, directors and employees harmless from and against any and all claims, suits, damages, losses, liabilities, fines, penalties, costs or expenses (including reasonable attorney’s fees) arising from or related to (i) Supplier’s negligence, gross negligence or willful misconduct in the performance of its duties and obligations hereunder, or (ii) any violation of applicable law by Supplier or its products and services.

To the fullest extent permitted by law, Customer shall defend, indemnify and hold Supplier, its parent, subsidiaries, related entities and their respective officers, directors and employees harmless from and against any and all claims, suits, damages, losses, liabilities, fines, penalties, costs or expenses (including reasonable attorney’s fees) arising from or related to (i) Customer’s negligence, gross negligence or willful misconduct in the performance of its duties and obligations hereunder, or (ii) any violation of applicable law by Customer or its products and services.

23.	INSURANCE. Supplier shall procure and maintain at its sole expense throughout the term of this Agreement, the following minimum levels of insurance coverages:

a.  Commercial General Liability Insurance: including Broad Form Property Damage, and Personal Injury with a combined single limit of not less than One Million Dollars ($1,000,000) per occurrence and Two Million Dollars ($2,000,000) general aggregate.

b.  Worker’s Compensation: including One Million Dollars ($1,000,000) Employers Liability coverage.

With respect to Commercial General Liability, “Monro Muffler Brake, Inc. and its past, present, and future subsidiaries” shall be named as additional insureds. Evidence of the required coverages shall be provided in the form of an acceptable certificate of insurance to Customer.

Customer shall procure and maintain at its sole expense throughout the term of this Agreement, the following minimum levels of insurance coverages:

a. Commercial General Liability Insurance:  including Broad Form Property Damage, and Personal Injury with a combined single limit of not less than One Million Dollars ($1,000,000) per occurrence and Two Million Dollars ($2,000,000) general aggregate.

b.  Worker’s Compensation:   including One Million Dollars ($1,000,000) Employers Liability coverage.

With respect to Commercial General Liability, “Valvoline LLC and its past, present, and future subsidiaries” shall be named as additional insureds. Evidence of the required coverages shall be provided in the form of an acceptable certificate of insurance to Supplier.

24.

GOVERNING LAW.    THIS AGREEMENT HAS BEEN DELIVERED AND ACCEPTED AND SHALL BE DEEMED TO HAVE BEEN MADE AT ROCHESTER, NEW YORK.  Any dispute, claim or controversy arising out of or related to this Agreement (or any of the Agreements attached hereto as schedules) or breach, termination or validity thereof, may be, by mutual consent of the Parties, settled by arbitration conducted expeditiously in accordance with the commercial Arbitration Rules of the American Arbitration Association (“AAA”).  Within ten (10) business days of the filing of arbitration, the Parties shall select a sole independent and impartial arbitrator in accordance with such Rules.  If the Parties mutually agree to arbitration, but are unable to agree upon an arbitrator within such period, the AAA will appoint an arbitrator on the eleventh (11th) day, which arbitrator shall be experienced in commercial matters.  The arbitrator will issue findings of fact and conclusions of law to support his/her opinion and is not empowered to award damages in excess of compensatory damages.  The place of arbitration shall be Rochester, New York.  Judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction thereof.  Notwithstanding any of the foregoing, either party may seek remedy through the courts, including, without limitation, injunctive relief, prior and without prejudice to arbitration in accordance with this provision. THE TERMS AND PROVISIONS OF THIS AGREEMENT SHALL BE INTERPRETED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE PARTIES HEREBY WAIVE ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING DIRECTLY OR INDIRECTLY HEREUNDER.

Notwithstanding anything contained in this Agreement, neither party shall be liable in any arbitration, litigation or other proceeding for anything other than actual, compensatory damages.

25.

PRODUCT IDENTIFICATION.  Supplier shall have the right at any time to change or discontinue use of any trademark, service mark, grade designation, trade dress, trade name or other indication of source of origin (“Marks”) under which the Products are sold and shall give 120 day written notice of any such change or discontinuation to Customer.  Supplier shall also have a right at any time to change or discontinue a product so long as 120 day written notice is given to the Customer.  If, however, the Supplier fails to provide a reasonable and/or similar replacement product, the Customer shall have the right to terminate this Agreement.  Customer shall use its best efforts to maintain the quality, good name and reputation of Supplier and the Products.  Only the Products shall be stored or sold using any equipment or container which bears the Marks.  Supplier grants to Customer a license to use the Marks only to identify the Products, and store and advertise the Products.  Customer shall not alter in composition, co-mingle with products from other sources, or otherwise adulterate the Products.  Customer shall not bring or cause to be brought any proceedings, either administrative or judicial in nature, contesting Supplier’s ownership of rights to, or registration of Marks.

26.

FORCE MAJEURE.  The parties to this Agreement shall not be responsible for any delay or failure to perform under this Agreement (other than to make payments when due hereunder) if delayed or prevented from performing by act of God; transportation difficulty; strike or other industrial disturbance; any law, regulation, ruling, order or action of any governmental authority; any allocation or shortage of product, as determined by Supplier in its sole discretion; or any other cause or causes beyond such party’s reasonable control whether similar or dissimilar to those stated above.  It is specifically acknowledged that any amount of Product that Supplier fails to provide to Customer pursuant to the terms of this Section will be credited toward this Agreement.

27.

COMPLIANCE WITH LAWS/TAXES.  Customer shall, at its own expense, (i) comply with all applicable laws, regulations, rulings and orders, including without limitation those relating to taxation, workers’ compensation, and environmental protection; and (ii) obtain all necessary licenses and permits for the purchase and sale of the Products.

28.

SUPPLIER’S RIGHT TO INSPECT.  Supplier, or its authorized agents, shall have the right, but not the obligation to inspect Customer’s premises, sample, monitor or test any motor oil, grease or filter offered for sale, and to inspect or test any tank, line, pump, dispenser, or other operating equipment, including without limitation equipment owned by Customer, used at Customer’s premises bearing the Marks, or being represented to contain the Products, at any time during Customer’s business hours. At least seventy-two (72) hours prior to any such inspection, Supplier shall provide Customer with a written notice of such inspection and shall permit Customer to have management present during such inspection.

29.

TIME OF THE ESSENCE.  In performing all obligations under this Agreement, time is of the essence.  The failure of any party hereto to exercise any right such party may have with respect to breach of any provision of this Agreement shall not impair or be deemed a waiver of such party’s rights with respect to any continuing or subsequent breach of the same or any other provision of this Agreement.

IN WITNESS WHEREOF, the parties hereto have set their hands as of the date first written above.

Monro Service Corporation		Valvoline LLC

By:	/s/ Jeffry Campbell	By:	/s/ Samuel J. Mitchell, Jr.

Print Name:	Jeffrey Campbell	Print Name:	Samuel J. Mitchell, Jr.

Title:	President	Title:	CEO

Witness:	/s/_Roxanne Pyles	Witness:	/s/_Lynn G. Purdom

Schedule A

Company-Operated Locations as of the Effective Date

Shop	Address	City	State	Zip	Brand
2	999 Ridge Road East	Rochester	NY	14621	Monro
3	965 Jefferson Road	Rochester	NY	14623	Monro
4	3077 Monroe Avenue	Rochester	NY	14618	Monro
7	1860 Stone Road	Rochester	NY	14615	Monro
8	3000 West Henrietta Road	Rochester	NY	14623	Monro
9	903 Ridge Road	Webster	NY	14580	Monro
10	35 Howard Road	Rochester	NY	14606	Monro
11	4671 South Lake Street	Brockport	NY	14420	Monro
12	633 East Main Street	Batavia	NY	14020	Monro
13	5710 South Transit Road	Lockport	NY	14094	Monro
14	2544 Rochester Road	Canandaigua	NY	14424	Monro
15	510 Hamilton Street	Geneva	NY	14456	Monro
16	338 Elmira Road	Ithaca	NY	14850	Monro
17	7419 Seneca Road	Hornell	NY	14843	Monro
18	2410 Corning Road	Elmira	NY	14903	Monro
19	602 West State Street	Olean	NY	14760	Monro
20	1010 Fairmount Avenue	Jamestown	NY	14701	Monro
21	1030 Main Street East	Bradford	PA	16701	Monro
22	368 West Pulteney Street	Corning	NY	14830	Monro
23	819 Ulster Avenue	Kingston	NY	12401	Monro
25	4048 Buffalo Road	Erie	PA	16510	Monro
26	19025 Park Avenue Plaza	Meadville	PA	16335	Monro
28	10 Saratoga Road	Glenville	NY	12302	Monro
29	4902 Peach Street	Erie	PA	16509	Monro
30	108 Grant Avenue	Auburn	NY	13021	Monro
31	1268 Front Street	Binghamton	NY	13901	Monro
32	4944 Commercial Drive	Yorkville	NY	13495	Monro
33	211 Pennsylvania Avenue	Elmira	NY	14904	Monro
34	3200 East Main Street	Endwell	NY	13760	Monro
35	1745 Western Avenue	Guilderland	NY	12203	Monro
36	60 Fairview Avenue	Hudson	NY	12534	Monro
38	4009 Vestal Parkway	Vestal	NY	13850	Monro
39	1702 Chrisler Avenue	Schenectady	NY	12303	Monro
42	4908 State Highway 30	Amsterdam	NY	12010	Monro
43	364 West Morris Street	Bath	NY	14810	Monro
44	1550 Central Avenue	Colonie	NY	12205	Monro
45	350 Mill Street	Poughkeepsie	NY	12601	Monro
48	3711 Erie Boulevard East	Dewitt	NY	13214	Monro
49	802 West Union Street	Newark	NY	14513	Monro
50	10380 Bennett Road	Fredonia	NY	14063	Monro
51	2955 Main Street	Buffalo	NY	14214	Monro
52	2375 Harlem Road	Cheektowaga	NY	14225	Monro
53	5598 Camp Road	Hamburg	NY	14075	Monro
54	7894 Niagara Falls Boulevard	Niagara Falls	NY	14304	Monro
55	2291 George Urban Blvd	Depew	NY	14043	Monro
56	2980 Sheridan Drive	Tonawanda	NY	14150	Monro

57	1910 Ridge Road	West Seneca	NY	14224	Monro
58	3384 Delaware Avenue	Kenmore	NY	14217	Monro
59	7226 Transit Road	Williamsville	NY	14221	Monro
60	1205 Erie Boulevard East	Syracuse	NY	13210	Monro
62	225 North Genesee Street	Utica	NY	13502	Monro
63	303 Comrie Avenue	Johnstown	NY	12095	Monro
67	562 Allegheny Blvd.	Franklin	PA	16323	Monro
68	4460 Dewey Avenue	Rochester	NY	14612	Monro
71	1971 Boston Road	Wilbraham	MA	01095	Monro
72	1058 W. Prospect Road at West Ave.	Ashtabula	OH	44004	Monro
73	332 Wyoming Avenue	Kingston	PA	18704	Monro
75	300 E. State Street (corner King St.)	Herkimer	NY	13350	Monro
76	480 Scranton-Carbondale Hwy	Archbald	PA	18403	Monro
77	451 Memorial Drive	Chicopee	MA	01020	Monro
78	2719 Library Road	Pittsburgh	PA	15234	Monro
80	1084 Route 222	Cortland	NY	13045	Monro
81	178 New Castle Road (Route 356)	Butler	PA	16001	Monro
83	1038 O'Neill Highway	Dunmore	PA	18512	Monro
84	1707 East Third Street at Northway	Williamsport	PA	17701	Monro
86	1753 Golden Mile Hwy (Rte 286)	Monroeville	PA	15146	Monro
90	451 Susquehanna Blvd.	Hazleton	PA	18202	Monro
92	656 Farmington Avenue	Bristol	CT	06010	Monro
98	26A Newtown Road (Route 6)	Danbury	CT	06810	Monro
100	1350 Main Street	Buffalo	NY	14209	Monro
101	575 Erie Avenue	North Tonawanda	NY	14120	Monro
102	169 East Bridge Street	Oswego	NY	13126	Monro
103	257 South Second Street	Fulton	NY	13069	Monro
104	2175 Nobelstown Road	Crafton	PA	15205	Monro
105	580 Clairton Boulevard, Route 51	Pleasant Hills	PA	15236	Monro
106	123 Genesee Street, Route 5	Oneida	NY	13421	Monro
107	512 Columbia Turnpike	East Greenbush	NY	12061	Monro
108	4248 Sunset Boulevard	Steubenville	OH	43952	Monro
109	174 Market Street	Potsdam	NY	13676	Monro
110	1813 Lincoln Highway	North Versailles	PA	15137	Monro
112	923 7th Avenue/corner 10th Street	Beaver Falls	PA	15010	Monro
113	16032 State Route 170	East Liverpool	OH	43920	Monro
114	730 Canton Street	Ogdensburg	NY	13669	Monro
116	37 Smithfield Boulevard	Plattsburgh	NY	12901	Monro
117	9435 Lincoln Highway, Route 30	Irwin	PA	15642	Monro
118	405 East State Street	Alliance	OH	44601	Monro
120	2745 North Elm Road	Warren	OH	44483	Monro
121	969 Ohio River Boulevard	Avalon	PA	15202	Monro
122	91 Tarentum Bridge Road	New Kensington	PA	15068	Monro
123	1336 Oakland Avenue	Indiana	PA	15701	Monro
124	520 N. Main Street	North Canton	OH	44720	Monro
125	1205 Market Avenue at 12th Street	Canton	OH	44714	Monro
126	227 Three Springs Drive	Weirton	WV	26062	Monro
127	200 West Plank Road	Altoona	PA	16602	Monro
129	111 Luther Road	Johnstown	PA	15904	Monro
130	555 Main Street	Oneonta	NY	13820	Monro
131	214 South Broadway	New Philadelphia	OH	44663	Monro
132	2055 Nine Mile Point Road	Penfield	NY	14526	Monro

133	1505 North Atherton Street	State College	PA	16803	Monro
134	88 Grove Street	Massena	NY	13662	Monro
137	1817 N. Susquehanna Trail	Selinsgrove	PA	17870	Monro
139	3008 Elmira Street	Sayre	PA	18840	Monro
140	1700 West Cumberland Street	Lebanon	PA	17042	Monro
141	6045 Carlisle Pike	Mechanicsburg	PA	17055	Monro
142	200 Marshall Street	Wheeling	WV	26031	Monro
143	151 Quaker Road	East Aurora	NY	14052	Monro
144	225 West Main Street	Malone	NY	12953	Monro
146	1511 Route 9	Clifton Park	NY	12065	Monro
147	1756 Mileground Road	Morgantown	WV	26508	Monro
148	211 State Road	North Adams	MA	01247	Monro
149	1191 Loucks Road	York	PA	17404	Monro
151	465 Rodi Road	Penn Hills	PA	15235	Monro
152	240 East Main Street	Clinton	CT	06413	Monro
153	3045 5th Street Highway	Reading	PA	19605	Monro
154	131 Murtland Avenue	Washington	PA	15301	Monro
155	78 Brookside Avenue (Chester Mall)	Chester	NY	10918	Monro
156	918 North Colony Road	Wallingford	CT	06492	Monro
157	2679 Shillington Road	Springtownship	PA	19608	Monro
158	3997 Perkiomen Avenue	Reading	PA	19606	Monro
159	4692 Broadway	Allentown	PA	18104	Monro
160	41 Lake Avenue Extension	Danbury	CT	06811	Monro
162	5501 Allentown Boulevard	Harrisburg	PA	17112	Monro
163	150 Danbury Road	New Milford	CT	06776	Monro
164	2344 Lincoln Way East	Massillon	OH	44646	Monro
165	1051 Wilkes Barre Twp. Boulevard	Wilkes Barre	PA	18702	Monro
167	8049 Oswego Road	Syracuse	NY	13090	Monro
168	2008 South Pleasant Valley Road	Winchester	VA	22601	Mr. Tire
169	20972 Timberlake Road, Route 460	Lynchburg	VA	24502	Monro
170	1051 North 21st Street	Newark	OH	43055	Monro
171	789 Foxon Road	East Haven	CT	06512	Monro
172	3201 Old Forest Road	Lynchburg	VA	24501	Monro
173	2196 West Union Boulevard	Bethlehem	PA	18018	Monro
175	930 North Memorial Drive	Lancaster	OH	43130	Monro
176	7387 Victor Pittsford Road	Victor	NY	14564	Monro
177	2781 Cleveland Road	Wooster	OH	44691	Monro
178	984 Main Street (Route 63)	Watertown	CT	06795	Monro
179	1861 West Main Street	Salem	VA	24153	Monro
180	980 Central Avenue	Albany	NY	12205	Monro
181	3538 Orange Avenue	Roanoke	VA	24012	Monro
182	1344 South Trimble Road	Mansfield	OH	44907	Monro
183	4220 Albany Post Road (Route 9)	Hyde Park	NY	12538	Monro
185	1177 Orange Avenue (Route 1)	West Haven	CT	06516	Monro
186	2400 West Main Street	Waynesboro	VA	22980	Monro
189	326 King Street	Northampton	MA	01060	Monro
190	2870 Market Street	Christiansburg	VA	24073	Monro
192	548 Talcottville Road	Vernon	CT	06066	Monro
193	2151 East Market Street	Harrisonburg	VA	22801	Monro
194	317 North Frontage Road	New London	CT	06320	Monro
195	62 Skiff Street	Hamden	CT	06517	Monro
196	3000 Main Street	Glastonbury	CT	06033	Monro

197	3620 Washington Road, Route 19	Peters Township	PA	15317	Monro
198	3910 W. Lincoln Highway	Downingtown	PA	19335	Mr. Tire
199	1051 Market Street	Lemoyne	PA	17043	Monro
200	774 Rubber Avenue	Naugatuck	CT	06770	Monro
201	907 Greenville Avenue	Staunton	VA	24401	Monro
202	1194 University Avenue	Rochester	NY	14607	Monro
203	901 Columbia Boulevard	Bloomsburg	PA	17815	Monro
204	4731 Onondaga Boulevard	Syracuse	NY	13219	Monro
205	1043 Bridgeport Avenue	Milford	CT	06460	Monro
206	891 Route 94	Vails Gate	NY	12584	Monro
207	557 West Main Street	Norwich	CT	06360	Monro
208	3702 Franklin Road, SW	South Roanoke	VA	24014	Monro
209	919 Northern Boulevard	Clarks Summitt	PA	18411	Monro
210	1201 Fairmont Avenue	Fairmont	WV	26554	Monro
211	1249 Claremont Avenue	Ashland	OH	44805	Monro
212	15791 US Highway 36	Marysville	OH	43040	Monro
213	901 Boston Post Road	Old Saybrook	CT	06475	Monro
214	2045 Queen Street	York	PA	17403	Monro
216	935 N. Clinton Avenue	Defiance	OH	43512	Monro
217	401 White Horse Pike	Oaklyn	NJ	08107	Mr. Tire
219	6 Cheshire Road	Pittsfield	MA	01201	Monro
220	1529 Oregon Pike	Lancaster	PA	17601	Monro
223	3160 Route 9 West	Saugerties	NY	12477	Monro
224	10 Anchor Road	Elizabethtown	PA	17022	Monro
225	95 Mill Creek Avenue	Pottsville	PA	17901	Monro
226	94 Route 9 North	Rhinebeck	NY	12572	Monro
227	3810 West 26th Street	Erie	PA	16506	Monro
228	936 Central Street	Franklin	NH	03235	Monro
229	191 Rohrerstown Road	Lancaster	PA	17603	Monro
230	60 Freshwater Boulevard	Enfield	CT	06082	Monro
231	5 Kuhn Drive	Hanover	PA	17331	Monro
232	739 East State Street	Athens	OH	45701	Monro
233	691 New Loudon Road	Latham	NY	12110	Monro
234	908 Grand Central Avenue	Vienna	WV	26105	Monro
235	495 West Main Street	Xenia	OH	45385	Monro
236	1870 Columbus Avenue (Route 62)	Washington Ct. House	OH	43160	Monro
237	940 Elmridge Center	Rochester	NY	14626	Monro
238	1014 Coshocton Avenue	Mount Vernon	OH	43050	Monro
240	3240 Chili Avenue	Rochester	NY	14624	Monro
241	40 Portsmouth Avenue	Stratham	NH	03885	Monro
242	7426 Williamson Road	Roanoke	VA	24019	Monro
243	4097 Lakeville Road	Geneseo	NY	14454	Monro
244	5200 Library Road (Route 88)	Bethel Park	PA	15102	Monro
246	114 Pearl Street	Essex Junction	VT	05452	Monro
247	1385 South Main Street	Bryan	OH	43506	Monro
248	56 Division Street	Derby	CT	06418	Monro
249	190 Milan Avenue	Norwalk	OH	44857	Monro
251	3651 East Market Street	York	PA	17402	Monro
254	1246 Mt. Vernon Avenue	Marion	OH	43302	Monro
255	108 Merchant Place	Cobleskill	NY	12043	Monro
256	20 First Avenue	Collegeville	PA	19426	Monro

257	651 East Broad Street, Route 113	Souderton	PA	18964	Monro
258	526 Mantua Avenue	Woodbury	NJ	08096	Monro
259	3010 Easton Avenue	Bethlehem	PA	18017	Monro
261	163 River Street	Saranac Lake	NY	12983	Monro
262	520 High Street	Mount Holly	NJ	08060	Monro
270	21 Tarleton Avenue	Dallas	PA	18612	Monro
271	1121 Western Boulevard Ext.	Jacksonville	NC	28546	Mr. Tire
272	308 Lafayette Road	Hampton	NH	03842	Monro
273	1769 Lyter Drive	Johnstown	PA	15905	Monro
274	3057 Washington Pike	Bridgeville	PA	15017	Monro
275	3464 West Genesee Street	Syracuse	NY	13219	Monro
278	3411 Milan Road	Sandusky	OH	44870	Monro
279	9 Collins Road	Maple Shade	NJ	08052	Mr. Tire
280	134 South Broadway	Saratoga Springs	NY	12866	Monro
281	230 Hauenstein Road	Huntington	IN	46750	Monro
282	1111 East US Route 36	Urbana	OH	43078	Monro
283	5021 Scatterfield Road	Anderson	IN	46013	Monro
284	348 Daniel Webster Highway	Merrimack	NH	03054	Monro
286	1351 Blackwood-Clementon Road	Clementon	NJ	08021	Mr. Tire
288	1060 Wayne Avenue	Chambersburg	PA	17201	Mr. Tire
289	1801 South Main Street	Bellefontaine	OH	43311	Monro
290	301 West Freedom Avenue	Burnham	PA	17009	Monro
292	362 West Lancaster Avenue	Wayne/Radnor	PA	19087	Monro
294	4868 Ledgewood Drive	Medina	OH	44256	Monro
295	2009 Silas Deane Highway	Rocky Hill	CT	06067	Monro
296	201 Amity Road	Woodbridge	CT	06525	Monro
298	845 Park Road (Worthington Park)	Columbus	OH	43085	Monro
299	2015 Cherry Street	Noblesville	IN	46060	Monro
300	31 Waltons Way	Somersworth	NH	03878	Monro
302	202 East McClarnon Drive	Greenfield	IN	46140	Monro
303	3707 Fishinger Boulevard (Mill Run)	Columbus/Hilliard	OH	43026	Monro
304	511 East Main Street	Southbridge	MA	01550	Monro
305	173 Dolson Avenue	Middletown	NY	10940	Monro
306	5607 State Highway 12	Norwich	NY	13815	Monro
307	80 Hatch Run Road	Warren	PA	16365	Monro
308	200 New Hartford Road	Winsted	CT	06098	Monro
309	33605 Solon Road	Solon	OH	44139	Monro
310	705 N. Valley Forge Road	Lansdale	PA	19446	Monro
311	909 Hanover Street	Manchester	NH	03104	Monro
312	850 Refugee Road	Pickerington	OH	43147	Monro
313	107 Route 101A	Amherst	NH	03031	Monro
314	172 South Cascade Drive	Springville	NY	14141	Monro
315	29 Lynn Avenue	Oxford	OH	45056	Monro
316	1101 West Main Steet	Troy	OH	45373	Monro
318	900 West Seventh Street	Auburn	IN	46706	Monro
319	2340 Chestnut Street	Orangeburg	SC	29115	Monro
320	1615 Old Trolley Road	Summerville	SC	29483	Treadquarters
321	1773 Dekalb Pike	Blue Bell	PA	19422	Monro
322	1409 South Main Street	Mansfield	PA	16933	Monro
323	64 North Plank Road	Newburgh	NY	12550	Monro
324	4115 McKinley Parkway	Blasdell	NY	14219	Monro
325	4950 North French Road	East Amherst	NY	14051	Monro

326	2180 West Palmetto Street	Florence	SC	29501	Treadquarters
327	8252 US Route 11 S.	Cicero	NY	13039	Monro
328	5454 Westchester Woods Boulevard	Hilliard	OH	43026	Monro
329	257 York Road	Warminster	PA	18974	Monro
332	2400 West State Route 18	Tiffin	OH	44883	Monro
333	7611 East 96th Street	Indianapolis	IN	46256	Monro
334	963 West Main Street	New Britain	CT	06053	Monro
335	1323 Hooksett Road	Hooksett	NH	03106	Monro
336	250 Lowell Road	Hudson	NH	03051	Monro
337	3296 Lake City Highway	Warsaw	IN	46580	Monro
338	32741 Walker Road	Avon Lake	OH	44012	Monro
339	1420 Rombach Avenue	Wilmington	OH	45177	Monro
340	1105 Columbus Pike	Delaware	OH	43015	Monro
341	11344 Maple Ridge Road	Medina	NY	14103	Monro
342	2124 Forest Hills Avenue	Wilson	NC	27893	Mr. Tire
343	181 Route 70	Medford	NJ	08055	Monro
344	1155 Memorial Boulevard	Martinsville	VA	24112	Monro
345	2084 North Black Horse Pike	Williamstown	NJ	08094	Monro
346	3301 Dr. Martin Luther King Jr. Boulevard	New Bern	NC	28562	Mr. Tire
347	742 GAR Highway	Swansea	MA	02777	Monro
349	885 South Main Street	Cheshire	CT	06410	Monro
350	1194 Main Street	Haverhill	MA	01830	Monro
351	6945 Erie Road	Derby	NY	14047	Monro
352	910 Old Liverpool Road	Liverpool	NY	13088	Monro
353	2109 Grand Island Boulevard	Grand Island	NY	14072	Monro
354	311 Eliot Street	Ashland	MA	01721	Monro
356	410 Home Drive	Pittsburgh	PA	15275	Monro
358	1308 Folly road	James Island	SC	29412	Treadquarters
359	514 Pittsfield Road	Lenox	MA	01240	Monro
360	7 Blacksmith Road	Malta	NY	12020	Monro
361	2865 Niagara Falls Boulevard	West Amherst	NY	14228	Monro
362	260 East Main Street	Avon	NY	14414	Monro
363	6580 Perimeter Loop Road	Dublin	OH	43017	Monro
364	12513 Edinboro Road	Edinboro	PA	16412	Monro
365	431-D St. James Avenue	Goose Creek	SC	29445	Treadquarters
366	989 DuBois Avenue	DuBois	PA	15801	Monro
369	133 West Main Street	Leroy	NY	14482	Monro
370	1075 State Route 17C	Owego	NY	13827	Monro
371	616 Hunter Highway	Tunhannock	PA	18657	Monro
372	6477 Basile Rowe	East Syracuse	NY	13057	Monro
373	60 Allegheny River Boulevard	Verona	PA	15147	Monro
374	1000 Nutt Road	Phoenixville	PA	19460	Monro
377	173 Oakdale Road	Johnson City	NY	13790	Monro
379	3109 Hingston Avenue	Egg Harbor TWP	NJ	08234	Monro
380	855 Golden Mile Road	Towanda	PA	18848	Monro
381	1769 Kuser Road	Hamilton	NJ	08690	Monro
382	7588 lake Raystown Shopping Plaza	Huntingdon	PA	16652	Monro
383	4872 Transit Road	Depew	NY	14043	Monro
384	501 West Central Avenue	Titusville	PA	16354	Monro
385	113 East Main Street	Canton	NY	13617	Monro
387	1920 Hard Road	Columbus	OH	43235	Monro
388	2444 State Route 414	Waterloo	NY	13165	Monro

389	105 Greene Plaza	Waynesburg	PA	15370	Monro
390	1061 North Pearl Street	Bridgeton	NJ	08302	Monro
391	50530 Valley Center Boulevard	St. Clairsville	OH	43950	Monro
392	5956 Westerville Road	Westerville	OH	43081	Monro
393	454 Route 9W (P.O. Box 155)	Glenmont	NY	12077	Monro
394	5 North Broad Street	Carthage	NY	13619	Monro
395	5805 Rome-Taberg Road	Rome	NY	13440	Monro
396	2309 North Triphammer Road	Lansing	NY	14850	Monro
397	57 Dutilh Road	Cranberry TWP	PA	16066	Monro
398	4844 McKnight Road	Pittsburgh	PA	15237	Monro
399	7275 Pittsford Palmyra Road	Fairport	NY	14450	Monro
400	1584 State Road	Cuyahoga Falls	OH	44223	Monro
401	3324 Whipple Avenue, NW	Canton	OH	44718	Monro
402	175 West Avenue	Tallmadge	OH	44278	Monro
403	588 West Waterloo Road	Akron	OH	44314	Monro
404	984 South Arlington Street	Akron	OH	44306	Monro
405	1063 Park Avenue West	Mansfield	OH	44906	Monro
406	4541 Kent Road	Stow	OH	44224	Monro
407	1680 West Market Street	Akron	OH	44313	Monro
408	3632 Lincoln Way East	Massillon	OH	44646	Monro
411	6227 Belair Road	Baltimore	MD	21206	Monro
413	1532 East Joppa Road	Towson	MD	21286	Monro
414	4110 West Northern Parkway	Baltimore	MD	21215	Monro
415	6800 Ritchie Highway	Glen Burnie	MD	21061	Monro
417	7870 Eastern Avenue	Baltimore	MD	21224	Monro
418	2110 N. Howard Street	Baltimore	MD	21218	Monro
419	11640 Reisterstown Road	Reisterstown	MD	21136	Monro
421	685 Providence Highway	Dedham	MA	02026	Monro
422	102 Falmouth Road	Hyannis	MA	02601	Monro
424	605 Park Avenue	Worcester	MA	01603	Monro
425	469 South Street West	Raynham	MA	02767	Monro
427	1576 Blue Hill Avenue	Mattapan	MA	02126	Monro
428	223 Washington Street	Somerville	MA	02143	Monro
430	926 Boylston Street	Newton	MA	02461	Monro
431	209 Lexington Street	Waltham	MA	02452	Monro
433	440A Southbridge Street	Auburn	MA	01501	Monro
434	194 Endicott Street	Danvers	MA	01923	Monro
435	20 Revere Beach Parkway	Medford	MA	02155	Monro
436	99 Winthrop Avenue	Lawrence	MA	01843	Monro
437	751 Worcester Road	Framingham	MA	01701	Monro
438	77 Chelmsford Street	Lowell	MA	01851	Monro
439	642 Crescent Street	Brockton	MA	02302	Monro
440	420 Belmont Street	Worcester	MA	01604	Monro
441	1335 Washington Street	Hanover	MA	02339	Monro
446	37 Main Street	Kingston	MA	02364	Monro
449	706 Adams Street	Quincy	MA	02169	Monro
455	2227 Delaware Avenue	Buffalo	NY	14216	Monro
458	5365 Main Street	Williamsville	NY	14221	Monro
461	17625 Euclid Avenue	Cleveland	OH	44112	Monro
462	4565 Great Northern Boulevard	North Olmsted	OH	44070	Monro
463	4748 Warrensville Center Road	North Randall	OH	44128	Monro
465	42483 North Ridge Road	Elyria	OH	44035	Monro

466	4311 Mayfield Road	South Euclid	OH	44121	Monro
467	6525 Pearl Road	Parma Heights	OH	44130	Monro
468	3265 West 117th Street	Cleveland	OH	44111	Monro
469	1477 East 55th Street	Cleveland	OH	44103	Monro
470	5148 Ridge Road	Brooklyn	OH	44129	Monro
472	6535 Broadway Avenue	Cleveland	OH	44105	Monro
473	16420 Lorain Avenue	Cleveland	OH	44111	Monro
475	1575 Mentor Avenue	Painesville	OH	44077	Monro
476	7801 Broadview Road	Seven Hills	OH	44131	Monro
477	34300 Vine Street	Eastlake	OH	44095	Monro
479	3085 Olentangy River Road	Columbus	OH	43202	Monro
481	6309 East Main Street	Columbus	OH	43213	Monro
482	2260 East Livingston	Bexley	OH	43209	Monro
483	5500 North High Street	Columbus	OH	43214	Monro
485	1265 Bethel Road	Columbus	OH	43220	Monro
486	594 Woodman Drive	Dayton	OH	45431	Monro
488	1355 East Dorothy Lane	Kettering	OH	45419	Monro
489	3029 Mall Park Drive	Dayton	OH	45459	Monro
490	6508 Brandt Pike	Huber Heights	OH	45424	Monro
502	499 Eisenhower Boulevard	Harrisburg	PA	17111	Monro
504	3320 Walnut Street	Harrisburg	PA	17109	Monro
508	445 Queen Street	Southington	CT	06489	Monro
510	330 Prospect Avenue (2135 Park Street)	Hartford	CT	06106	Monro
511	1040 Wolcott Street	Waterbury	CT	06705	Monro
513	3334 Berlin Turnpike	Newington	CT	06111	Monro
514	325 Broad Street	Manchester	CT	06040	Monro
515	615 Hartford Road	New Britain	CT	06053	Monro
517	649 West Main Street	Waterbury	CT	06702	Monro
521	431 Main Street	East Hartford	CT	06118	Monro
522	280 Westport Avenue	Norwalk	CT	06851	Monro
524	950 Memorial Avenue	West Springfield	MA	01089	Monro
525	1090 Route 18	East Brunswick	NJ	08816	Monro
528	269 Central Avenue	East Orange	NJ	07018	Monro
546	235 East Main Street	Newark	DE	19711	Monro
547	600 Kirkwood Highway	Elsmere	DE	19805	Monro
548	300 Haddonfield Road	Cherry Hill	NJ	08002	Monro
549	409 White Horse Pike	Stratford	NJ	08084	Monro
550	1832 North Olden Avenue	Trenton	NJ	08638	Monro
551	5300 Route 42	Turnersville	NJ	08012	Monro
554	6402 Frankford Avenue	Philadelphia	PA	19135	Monro
555	3650 Aramingo Avenue	Philadelphia	PA	19134	Monro
558	1 North York Road	Willow Grove	PA	19090	Monro
560	105 North MacDade Boulevard	Glenolden	PA	19036	Monro
561	11753 Frankstown Road	Penn Hills	PA	15235	Monro
563	901 Penn Avenue	Wilkinsburg	PA	15221	Monro
565	3145 West Liberty Avenue	Pittsburgh	PA	15216	Monro
566	2000 Third Avenue	New Brighton	PA	15066	Monro
568	1627 Lysle Boulevard	McKeesport	PA	15132	Monro
569	4913 Route 8	Allison Park	PA	15101	Monro
572	3754 William Penn Highway	Monroeville	PA	15146	Monro
573	129 Rhode Island Avenue	Fall River	MA	02724	Monro
574	833 West Main Road	Middletown	RI	02842	Monro

575	930 Broadway	East Providence	RI	02914	Monro
576	62 Carpenter Street	Providence	RI	02903	Monro
577	1640 Post Road	Warwick	RI	02888	Monro
578	449 Clinton Street	Woonsocket	RI	02895	Monro
579	645 Metacom Avenue	Warren	RI	02885	Monro
580	1427 Newport Avenue	Pawtucket	RI	02861	Monro
583	1400 Atwood Avenue	Johnston	RI	02919	Monro
588	9566 Lee Highway	Fairfax	VA	22031	Mr. Tire
590	8443 Sudley Road	Manassas	VA	20109	Mr. Tire
591	5200 Lee Highway	Arlington	VA	22207	Mr. Tire
592	5610 Columbia Turnpike	Bailey's Crossroads	VA	22041	Mr. Tire
593	2728 Dorr Avenue	Fairfax	VA	22031	Mr. Tire
594	8397-A Leesburg Pike	Vienna	VA	22182	Mr. Tire
595	5624-D Ox Road	Burke	VA	22039	Mr. Tire
596	11625 Lee Highway	Fairfax	VA	22030	Mr. Tire
597	200 A. Davis Drive	Sterling	VA	20164	Mr. Tire
598	6413 Backlick Road	Springfield	VA	22150	Mr. Tire
601	1390 North Hamilton Road	Gahanna	OH	43230	Monro
602	6601 Peach Street	Erie	PA	16509	Monro
603	100 Summit Ridge Plaza (901 Rt. 819 S.)	Mt. Pleasant	PA	15666	Monro
604	108 Tolley Drive	Bridgeport	WV	26330	Monro
606	272 McClellandtown Road	Uniontown	PA	15401	Monro
607	556 Boston Post Road	Guilford	CT	06437	Monro
608	100 Perkins Road	Clarion	PA	16214	Monro
609	4706 North Keystone Avenue	Indianapolis	IN	46205	Monro
615	1656 4th Avenue	Charleston	WV	25387	Monro
616	155 French Road	Cheektowaga	NY	14227	Monro
623	3051 Route 940	Mt. Pocono	PA	18344	Monro
625	5626 Buckeystown Pike	Frederick	MD	21704	Mr. Tire
626	1317 West Patrick Street	Frederick	MD	21702	Mr. Tire
628	901 N. East Street	Frederick	MD	21701	Mr. Tire
629	202 E. Ridgeville Blvd.	Mt. Airy	MD	21771	Treadquarters
646	3530 Blvd. of the Allies	Pittsburgh	PA	15213	Monro
652	829-835 Arsenal Street	Watertown	NY	13601	Monro
653	126 N. Frederick Avenue	Gaithersburg	MD	20877	Mr. Tire
654	106 S. Goose Creek Blvd.	Goose Creek	SC	29445	Treadquarters
657	1230 National Highway, Suite 1	Lavale	MD	21502	Mr. Tire
658	3503 Brewerton Road	N. Syracuse	NY	13212	Monro
659	123 W. Bel Air Avenue	Aberdeen	MD	21001	Mr. Tire
660	1536 York Road	Lutherville	MD	21093	Mr. Tire
663	2837 Gypsy Hill Road	Cambridge	MD	21613	Mr. Tire
664	2080 East State Street	Hermitage	PA	16148	Monro
667	1326 Grape Street (Shop 2)	Whitehall	PA	18052	Monro
668	1401 Lehigh Street (Shop 1)	Allentown	PA	18103	Monro
669	314 Quaker Road	Queensbury	NY	12804	Monro
670	211 Albany Turnpike, P.O. Box 448	Canton	CT	06019	Monro
671	401 S. Dupont Highway	New Castle	DE	19720	Mr. Tire
672	968 Old York Road	Abington	PA	19001	Mr. Tire
673	2610 W. Chester Pike	Broomall	PA	19008	Mr. Tire
675	311 Bridge Street	Phoenixville	PA	19460	Mr. Tire
676	525 George Street	Reading	PA	19605	Mr. Tire
677	884 E. Main Street (Walmart Shopping Center)	Ephrata	PA	17522	Mr. Tire

678	832 Mantua Pike	Woodbury	NJ	08097	Mr. Tire
679	708 Rockville Pike	Rockville	MD	20852	Mr. Tire
680	507 Dual Highway	Hagerstown	MD	21740	Mr. Tire
681	328 Haddonfield Road	Cherry Hill	NJ	08002	Mr. Tire
682	941 Millersport Highway	Amherst	NY	14226	Mr. Tire
683	1715 Military Road	Niagara Falls	NY	14304	Mr. Tire
684	3481 Seneca Street	West Seneca	NY	14224	Mr. Tire
687	3373 Delaware Avenue	Kenmore	NY	14217	Mr. Tire
689	600 Abruzzi Drive	Chester	MD	21619	Mr. Tire
690	131 Second Street	Laurel	MD	20707	Mr. Tire
691	8656 Pulaski Highway	Rosedale	MD	21237	Mr. Tire
692	1723 Highway 17 N.	Mt. Pleasant	SC	29464	Treadquarters
693	810 Norland Avenue	Chambersburg	PA	17201	Mr. Tire
694	4096 Route 30	Latrobe	PA	15650	Mr. Tire
695	806 S. Center Ave	New Stanton (Hunker)	PA	15639	Mr. Tire
696	81 Arona Rd	Irwin	PA	15642	Mr. Tire
697	2680 Mosside Blvd	Monroeville	PA	15146	Mr. Tire
698	350 Pittsburgh St.	Uniontown	PA	15401	Mr. Tire
699	731 U.S. Route One	Yarmouth	ME	04096	TWC
701	1117 East Little Creek Road	Norfolk	VA	23518	Treadquarters
702	1401 Airline Boulevard	Portsmouth	VA	23707	Treadquarters
703	2336 Virginia Beach Boulevard	Virginia Beach	VA	23454	Treadquarters
704	1001 South Military Highway	Virginia Beach	VA	23464	Treadquarters
705	2707 West Mercury Boulevard	Hampton	VA	23666	Treadquarters
706	13781 Warwick Boulevard	Newport News	VA	23602	Treadquarters
709	1985 East Pembroke Avenue	Hampton	VA	23663	Treadquarters
710	3205 Tyre Neck Road	Portsmouth	VA	23703	Treadquarters
711	3480 Holland Road	Virginia Beach	VA	23452	Treadquarters
713	5003 George Washington Highway	Portsmouth	VA	23702	Treadquarters
714	628 Independence Boulevard	Virginia Beach	VA	23462	Treadquarters
715	335 S. Centerville Turnpike	Chesapeake	VA	23322	Treadquarters
716	6217 George Washington Highway	Grafton	VA	23692	Treadquarters
717	3705 Tiffany Lane, Suite 102	Virginia Beach	VA	23456	Treadquarters
719	340 Second Street	Williamsburg	VA	23185	Treadquarters
720	205 Baltimore Pike	Bel Air	MD	21014	Mr. Tire
721	9225 Berger Road	Columbia	MD	21046	Mr. Tire
722	8621 Baltimore National Pike	Ellicott City	MD	21043	Mr. Tire
724	10501 York Road	Cockeysville	MD	21030	Mr. Tire
725	2101 North Howard Street	Baltimore	MD	21218	Mr. Tire
726	1000 York Rd.	Towson	MD	21204	Monro
727	5545 Balt. National Pike	Baltimore	MD	21228	Mr. Tire
728	7700 Harford Road	Baltimore	MD	21234	Mr. Tire
729	208 Reisterstown Road	Pikesville	MD	21208	Mr. Tire
731	7529 Ritchie Highway	Glen Burnie	MD	21061	Mr. Tire
732	10320 Reisterstown Road	Owings Mills	MD	21117	Mr. Tire
733	7923 Belair Road	Baltimore	MD	21236	Mr. Tire
739	828 Dutch Square Blvd.	Columbia	SC	29210	Treadquarters
740	1205 N. Fraser Street	Georgetown	SC	29440	Treadquarters
742	6285 Rivers Avenue	N. Charleston	SC	29406	Treadquarters
743	807 N. Main Street	Summerville	SC	29483	Treadquarters
745	2830 North Road	Orangeburg	SC	29118	Treadquarters

747	145 West Wesmark Blvd.	Sumter	SC	29150	Treadquarters
748	1754 Sam Rittenberg Blvd.	Charleston	SC	29407	Treadquarters
750	5910 Liberty Road	Baltimore	MD	21207	Mr. Tire
751	7224 Ritchie Highway	Glen Burnie	MD	21061	Mr. Tire
752	200 West Padonia Road	Timonium	MD	21093	Mr. Tire
753	1746 East Joppa Road	Parkville	MD	21234	Mr. Tire
754	425 Manchester Road	Westminster	MD	21157	Mr. Tire
756	1105 Old North Point Road	Dundalk	MD	21222	Mr. Tire
757	6400-A Dobbin Center Way	Columbia	MD	21045	Mr. Tire
758	118 Back River Neck Road	Essex	MD	21221	Mr. Tire
759	8704 Liberty Road	Randallstown	MD	21133	Mr. Tire
760	720-A South Main Street	Reisterstown	MD	21136	Mr. Tire
761	9435 Baltimore National Pike	Ellicott City	MD	21042	Mr. Tire
762	509 Ritchie Highway	Severna Park	MD	21146	Mr. Tire
763	6761 Old Alexander Ferry Road	Clinton	MD	20735	Mr. Tire
764	718 Cady Drive	Ft. Washington	MD	20744	Mr. Tire
765	1312 South Main Street	Mt. Airy	MD	21771	Mr. Tire
766	2320 Hanover Pike	Hampstead	MD	21074	Mr. Tire
767	6332 Baltimore National Pike	Baltimore	MD	21228	Mr. Tire
768	3833 Erdman Avenue	Baltimore	MD	21213	Mr. Tire
769	141 Defense Highway	Annapolis	MD	21401	Mr. Tire
770	14709 Baltimore Avenue	Laurel	MD	20707	Mr. Tire
771	5 Bel Air South Parkway	Bel Air	MD	21015	Mr. Tire
772	2503 N. Franklin Road	Arlington	VA	22201	Mr. Tire
773	1838 Liberty Road	Eldersburg	MD	21784	Mr. Tire
774	15119 Frederick Road	Rockville	MD	20850	Mr. Tire
775	348 Mountain Road	Pasadena	MD	21122	Mr. Tire
786	26375 Point Lookout Road	Leonardtown	MD	20650	Mr. Tire
787	7080 Matthew Road	Bryans Road	MD	20616	Mr. Tire
788	44915 Worth Avenue	California	MD	20619	Mr. Tire
789	10398 Southern Maryland Blvd.	Dunkirk	MD	20754	Mr. Tire
790	5623 Crain Highway	La Plata	MD	20646	Mr. Tire
791	21730 Great Mills Road	Lexington Park	MD	20653	Mr. Tire
792	28926 Three Notch Road, P.O. Box 357	Mechanicsville	MD	20659	Mr. Tire
793	1535 Solomon's Island Road	Prince Frederick	MD	20678	Mr. Tire
794	2225 Crain Highway	Waldorf	MD	20601	Mr. Tire
795	11085 Mall Circle	Waldorf	MD	20603	Mr. Tire
797	542 Shrewsbury Commons Avenue	Shrewsbury	PA	17361	Mr. Tire
798	776 State Route 3 N	Gambrills	MD	21054	Mr. Tire
818	1001 Jefferson Avenue	Toledo	OH	43604	Monro
819	2555 Elida Road	Lima	OH	45805	Monro
820	1946 S. Byrne Road	Toledo	OH	43614	Monro
821	5069 Monroe Street	Toledo	OH	43623	Monro
822	1707 W. Alexis	Toledo	OH	43613	Monro
823	4030 Marshall Road	Kettering	OH	45429	Monro
824	12 W Whipp Road	Centerville	OH	45459	Monro
825	1180 Upper Valley Pike	Springfield	OH	45504	Monro
826	3198 Dayton-Xenia Road	Beaver Creek	OH	45434	Monro
827	10 W. North Street	Springfield	OH	45504	Monro
828	7888 Old Troy Pike	Huber Hts	OH	45424	Monro
830	4 Remick Blvd.	Springboro	OH	45066	Monro
831	29778 Detroit Road	Westlake	OH	44145	Monro

835	609 Dover Center Road	Bay Village	OH	44140	Monro
837	111 Ghent Road	Fairlawn	OH	44333	Monro
838	2850 State Road	Cuyahoga Falls	OH	44223	Monro
839	9841 Montgomery	Cincinnati	OH	45242	Monro
840	11915 Lebanon Road	Cincinnati	OH	45241	Monro
841	880 Galbraith	Cincinnati	OH	45231	Monro
842	6255 Glenway	Cincinnati	OH	45211	Monro
843	35 E. Central Parkway	Cincinnati	OH	45202	Monro
845	543 Nilles Road	Fairfield	OH	45014	Monro
846	1315 Main Street	Hamilton	OH	45013	Monro
848	5218 Bardes Road	Mason	OH	45040	Monro
849	5900 Muhlhauser Rd.	West Chester	OH	45069	Monro
850	7955 Beechmont Avenue	Cincinnati	OH	45255	Monro
852	6200 Wooster Pike	Cincinnati	OH	45227	Monro
854	798 S. State Street	Westerville	OH	43081	Monro
855	1307 Maple	Zanesville	OH	43701	Monro
856	4570 W. Broad Street	Columbus	OH	43228	Monro
857	2845 Tremont Road	Columbus	OH	43221	Monro
860	6186 E. Livingston	Reynoldsburg	OH	43068	Monro
861	6680 Mayfield Road	Mayfield Hts	OH	44124	Mr. Tire
862	2643 Warrensville	University Heights	OH	44118	Mr. Tire
864	5325 Warrensville Road	Maple Hts	OH	44137	Mr. Tire
865	12027 Lake Avenue	Lakewood	OH	44107	Mr. Tire
867	6575 Ridge Road	Parma	OH	44129	Mr. Tire
868	16950 Bagley Road	Middleburg Hts	OH	44130	Mr. Tire
869	6120 Som Center Road	Solon	OH	44139	Mr. Tire
870	4522 Mayfield Road	South Euclid	OH	44121	Mr. Tire
871	3745 Darrow Road	Stow	OH	44224	Mr. Tire
872	4455 N. High Street	Columbus	OH	43214	Mr. Tire
873	6826 Sawmill Road	Columbus	OH	43235	Mr. Tire
874	1070 Mt. Vernon	Marion	OH	43302	Mr. Tire*
875	3544 Riverside	Columbus	OH	43221	Mr. Tire
876	218 Bridge Street	Dublin	OH	43017	Mr. Tire
877	899 Refugee Road	Pickerington	OH	43147	Mr. Tire
879	4636 Karl Road	Columbus	OH	43229	Mr. Tire
880	8500 Pulsar Place	Columbus	OH	43240	Mr. Tire
881	5160 N. Hamilton Rd.	Columbus	OH	43230	Mr. Tire
882	6215 Gender Rd.	Canal Winchester	OH	43110	Mr. Tire
883	2869 E. Main Street	Columbus	OH	43209	Mr. Tire
884	4818 Reed Road	Columbus	OH	43220	Mr. Tire
886	801 Westview Park Drive	Pittsburgh	PA	15229	Monro
887	2810 Gracy Center Way	Moon Township	PA	15108	Mr. Tire
888	426 Rodi Road	Pittsburgh	PA	15235	Mr. Tire
889	209 Ohio River Boulevard	Sewickley	PA	15143	Monro
890	10551 Perry Highway	Wexford	PA	15090	Monro
891	1050 Freeport Road	Pittsburgh	PA	15238	Mr. Tire
892	1134 Washington Pike	Bridgeville	PA	15017	Mr. Tire
893	4900 William Flynn Hwy	Allison Park	PA	15101	Mr. Tire
894	2709 Mosside Boulevard	Monroeville	PA	15146	Mr. Tire
895	331 Cochran Road	Mt. Lebanon	PA	15228	Monro
896	297 Mt. Lebanon Blvd.	Pittsburgh	PA	15234	Monro
897	7400 McKnight	Pittsburgh	PA	15237	Mr. Tire

920	2212 BelAir Road	Fallston	MD	21047	Mr. Tire
921	9930 West Florissant Road	Dellwood	MO	63136	Autotire
922	3840 Adie Road	St. Ann	MO	63074	Autotire
923	14090 New Halls Ferry Road	Florissant	MO	63033	Autotire
924	2185 Droste Road	St. Charles	MO	63301	Autotire
926	3620 Harvester Road	St. Charles	MO	63303	Autotire
927	205 McDonald Drive	O'Fallon	MO	63366	Autotire
928	10055 Page Avenue	Overland	MO	63132	Autotire
929	7319 Mexico Road	St. Peters	MO	63376	Autotire
930	401 North Main Street	Edwardsville	IL	62025	Autotire
931	6796 Highway N	St. Charles	MO	63304	Autotire
932	17401 Chesterfield Airport Rd.	Chesterfield	MO	63005	Autotire
933	4410 W. Center Dr.	Alton	IL	62002	Autotire
934	3205 Hampton Avenue	St. Louis	MO	63139	Autotire
935	3742 South Lindbergh Bl.	Sunset Hills	MO	63127	Autotire
936	1250 Old Orchard Center	Manchester	MO	63021	Autotire
937	6212 North Illinois	Fairview Heights	IL	62208	Autotire
938	14943 Manchester Road	Ballwin	MO	63011	Autotire
939	3501 South Kingshighway	St. Louis	MO	63139	Autotire
940	11202 Manchester Road	Kirkwood	MO	63122	Autotire
941	3300 Lemay Ferry Road	Mehlville	MO	63125	Autotire
942	85 Hilltop Village Center Dr.	Eureka	MO	63025	Autotire
943	1914 Richardson Road	Arnold	MO	63010	Autotire
944	5626 Telegraph Road	Oakville	MO	63129	Autotire
945	11711 Baptist Church Road	Concord Village	MO	63128	Autotire
946	215 Greiner Drive	Waterloo	IL	62298	Autotire
949	1250 US Highway # 41	Schererville	IN	46375	Tire Barn
950	451 Morthland Drive	Valparaiso	IN	46383	Tire Barn
954	580 Main Street	Keene	NH	03431	Cheshire
956	818 Memorial Ave	W Springfield	MA	01089	TWC
957	1215-A Roosevelt Trail	Raymond	ME	04071	TWC
958	331 Court St	Laconia	NH	03246	TWC
959	1369 Hooksett Rd	Hooksett	NH	03106	TWC
960	760 Meadow St	Littleton	NH	03561	TWC
961	236 Chelmsford St	Lowell	MA	01851	TWC
962	183 Lowell Rd	Hudson	NH	03051	TWC
963	113 Manchester St	Concord	NH	03301	TWC
964	960 Gold St	Manchester	NH	03103	TWC
965	195 Grove St	Worcester	MA	01605	TWC
966	773 River St	Haverhill	MA	01832	TWC
967	852 Elmwood Ave	Providence	RI	02907	TWC
968	1136 Main St	Clinton	MA	01510	TWC
970	1170 Oaklawn Avenue	Cranston	RI	02920	TWC
972	39 Fisherville Rd	Concord	NH	03303	TWC
973	548 Mast Road	Goffstown	NH	03045	TWC
974	426 Route # 108	Somersworth	NH	03878	TWC
975	24 Topsham Fair Mall Drive	Topsham	ME	04086	TWC
976	589 Wilson St	Brewer	ME	04412	TWC
977	347 US Rt. #1	Scarborough	ME	04074	TWC
978	1455 Lisbon St	Lewiston	ME	04240	TWC
979	1108 Hammond St	Bangor	ME	04401	TWC
980	156 Rideout St	Waterville	ME	04901	TWC

981	152 Searsport Ave	Belfast	ME	04915	TWC
982	195 Riverside St	Portland	ME	04103	TWC
983	15 Waterville Road	Skowhegan	ME	04976	TWC
984	19 Stevens Mills Rd	Auburn	ME	04210	TWC
985	2239 Portland Rd	Arundel	ME	04046	TWC
986	160 Epping Rd	Exeter	NH	03833	TWC
987	20 Longmeadow Road	Portsmouth	NH	03801	TWC
988	492-B Main St	Keene	NH	03431	TWC
989	3 Mr Arthur Dr	W Chesterfield	NH	03466	TWC
991	919 Shelburne Rd	South Burlington	VT	05403	TWC
992	35 Interchange Dr	West Lebanon	NH	03784	TWC
994	572 Holyoke St	Ludlow	MA	01056	TWC
995	1063 U.S. Route 302	Berlin	VT	05641	TWC
996	5 2nd St	Claremont	NH	03743	TWC
997	658 Pearl St	Gardner	MA	01440	TWC
999	212 Bemis Rd	Fitchburg	MA	01420	TWC
1000	240 Benmont Ave	Bennington	VT	05201	TWC
1001	17 Tsienneto Road	Derry	NH	03038	TWC
1003	50 Sebring Drive	Fredericksburg	VA	22406	Mr. Tire
1004	7007 Harrison Road	Fredericksburg	VA	22407	Mr. Tire
1005	10901 Courthouse Road	Fredericksburg	VA	22408	Mr. Tire
1006	871 Route 33	Hamilton Square	NJ	08619	Mr. Tire
1007	424 Shrewsbury Ave	Tinton Falls	NJ	07701	Mr. Tire
1008	94 U.S. 9	Manalapan	NJ	07726	Mr. Tire
1009	2250 Morris Avenue	Union	NJ	07083	Mr. Tire
1010	521 Stelton Rd	Piscataway	NJ	08854	Mr. Tire
1011	1030 Highway 35	Middletown	NJ	07748	Mr. Tire
1012	1614 South Olden Ave	Trenton	NJ	08610	Mr. Tire
1013	355 Route 18 South	East Brunswick	NJ	08816	Mr. Tire
1014	1059 Cedar Bridge Ave	Brick	NJ	08723	Mr. Tire
1015	1225 State Road	Princeton	NJ	08540	Mr. Tire
1016	286 Route 206 South	Flanders	NJ	07836	Mr. Tire
1017	10 South Broad Street	Lansdale	PA	19446	Mr. Tire
1018	1701 Burlington-Mount Holly Rd	Burlington	NJ	08016	Mr. Tire
1019	551 Lincoln Hwy	Fairless Hills	PA	19030	Mr. Tire
1020	918 White Horse Pike	Absecon	NJ	08201	Mr. Tire
1021	1086 Route 47 South	Rio Grande	NJ	08242	Mr. Tire
1022	400 W. Route 38 Unit 900	Moorestown	NJ	08057	Mr. Tire
1023	557 Milltown Road	North Brunswick	NJ	08902	Mr. Tire
1024	1209 Highway 9 North	Old Bridge	NJ	08857	Mr. Tire
1025	74 Route 73 North	Voorhees	NJ	08043	Mr. Tire
1026	605 Haddonfield-Berlin Rd	Voorhees	NJ	08043	Mr. Tire
1027	3 Frelinghuysen Ave	Raritan	NJ	08869	Mr. Tire
1028	2023 Highway 9	Lakewood	NJ	08701	Mr. Tire
1029	941 Route 166	Toms River	NJ	08753	Mr. Tire
1031	620 W. Tuscarawas Street	Canton	OH	44702	Mr. Tire
1033	5065 Fulton Road	Canton	OH	44718	Mr. Tire
1034	1945 West State Street	Alliance	OH	44601	Mr. Tire
1035	109 Kent Avenue	Hartville	OH	44632	Mr. Tire
1037	91 Bangor Street	Augusta	ME	04330	TWC
1038	1700 Monticello Avenue	Norfolk	VA	23517	Treadquarters
1039	7813 Military Highway	Norfolk	VA	23518	Treadquarters

1040	6025 Virginia Beach Blvd.	Norfolk	VA	23502	Treadquarters
1041	849 Battlefield Blvd N	Chesapeake	VA	23320	Treadquarters
1042	390 Independence Blvd	Virginia Beach	VA	23462	Treadquarters
1043	1021 Laskin Road	Virginia Beach	VA	23451	Treadquarters
1044	3316 Western Branch Blvd	Chesapeake	VA	23321	Treadquarters
1045	3300 Holland Rd	Virginia Beach	VA	23452	Treadquarters
1046	110 Arthur Way	Newport News	VA	23602	Treadquarters
1047	5232 E. Indian River Road	Virginia Beach	VA	23464	Treadquarters
1048	1105 Dam Neck Rd	Virginia Beach	VA	23454	Treadquarters
1049	6628 Providence Rd	Virginia Beach	VA	23464	Kramer Tire
1050	1101 N. Main Street	Suffolk	VA	23434	Treadquarters
1051	2 South Armistead Avenue	Hampton	VA	23669	Treadquarters
1052	8204 Newmarket Drive	Newport News	VA	23605	Treadquarters
1053	13807 Warwick Blvd.	Newport News	VA	23602	Kramer Tire
1054	1980 Cunningham Drive	Hampton	VA	23666	Treadquarters
1055	1228 Cedar Road	Chesapeake	VA	23322	Treadquarters
1056	1085 Nimmo Parkway	Virginia Beach	VA	23454	Treadquarters
1057	221 Carmichael Way	Chesapeake	VA	23322	Treadquarters
1062	3905 Arendell St	Morehead City	NC	28557	Mr. Tire
1063	P.O. Box 806	Manteo	NC	27954	Treadquarters
1064	232 W Thomas St.	Rocky Mount	NC	27804	Mr. Tire
1065	2315 Davis Dr	Cary	NC	27519	Mr. Tire
1066	1130 East 10th Street	Roanoke Rapids	NC	27870	Mr. Tire
1067	3112 N. Croatan Highway	Kill Devil Hills	NC	27948	Treadquarters
1068	320 W Greenville Blvd	Greenville	NC	27834	Mr. Tire
1069	2255 S Memorial Dr	Greenville	NC	27834	Mr. Tire
1070	7931 Fayetteville Road	Raleigh	NC	27603	Mr. Tire
1071	3712 Airport Blvd. NW	Wilson	NC	27896	Mr. Tire
1072	11011 Wakefield Commons Dr.	Raleigh	NC	27614	Mr. Tire
1073	1459 North Wesleyan Blvd.	Rocky Mount	NC	27804	Mr. Tire
1074	1198 W. New Bern Rd.	Kinston	NC	28504	Mr. Tire
1075	1811 N. Harrison Ave	Cary	NC	27513	Mr. Tire
1076	1799 West William St.	Apex	NC	27523	Mr. Tire
1077	421 Fisher St	Burlington	NC	27215	Mr. Tire
1078	1415 Hwy 70	Garner	NC	27529	Mr. Tire
1079	1712 East Highway 54	Durham	NC	27713	Mr. Tire
1080	5434 N. Port Washington Rd	Milwaukee	WI	53217	Monro
1081	1212 South 108th Street	Milwaukee	WI	53214	Monro
1082	3849 South 27Th Street	Milwaukee	WI	53221	Monro
1083	5320 Washington Ave.	Racine	WI	53406	Monro
1084	7500 West Layton Avenue	Milwaukee	WI	53220	Monro
1085	1810 Paramount Drive	Waukesha	WI	53186	Monro
1086	13190 West Capitol Drive	Brookfield	WI	53005	Monro
1087	6084 S. Packard Avenue	Cudahy	WI	53110	Monro
1088	N88 W15176 Main St.	Menomonee Falls	WI	53051	Monro
1089	6112 S. 27Th Street	Milwaukee	WI	53221	Monro
1090	5930 W. Bluemound	Milwaukee	WI	53213	Monro
1091	2000 S. Main Street	West Bend	WI	53095	Monro
1092	925 S. Hastings Way	Eau Claire	WI	54701	Monro
1093	1279 Celanese Road	Rock Hill	SC	29732	Treadquarters
1094	8465 Dorchester Rd., Ste. A	N. Charleston	SC	29420	Treadquarters
1095	1 Fairview Road	Taylors	SC	29687	Treadquarters

1096	3110 N. Pleasantburg Drive	Greenville	SC	29609	Treadquarters
1098	5240 Scatterfield Road	Anderson	IN	46013	Tire Barn
1099	2600 Broadway Street	Anderson	IN	46012	Tire Barn
1100	1328 West McGalliard Road	Muncie	IN	47303	Tire Barn
1101	1637 East Sycamore Street	Kokomo	IN	46901	Tire Barn
1102	130 North Memorial Drive	New Castle	IN	47362	Tire Barn
1103	423 Sagamore Parkway North	Lafayette	IN	47904	Tire Barn
1104	806 West Bloomington Road	Champaign	IL	61820	Tire Barn
1105	1492 East 82nd Avenue	Merrillville	IN	46410	Tire Barn
1106	9454 Indianapolis Blvd.	Highland	IN	46322	Tire Barn
1107	4120 Coldwater Road	Fort Wayne	IN	46805	Tire Barn
1108	5718 W. Jefferson Blvd.	Fort Wayne	IN	46804	Tire Barn
1109	6415 East 82nd Street	Indianapolis	IN	46250	Tire Barn
1110	4404 Georgetown Road	Indianapolis	IN	46254	Tire Barn
1111	8145 U.S. 31	Indianapolis	IN	46227	Tire Barn
1113	10103 East Washington Street	Indianapolis	IN	46229	Tire Barn
1114	7980 North Michigan Road	Indianapolis	IN	46268	Tire Barn
1116	3702 South Western Avenue	Marion	IN	46953	Tire Barn
1117	275 U.S. 20	Michigan City	IN	46360	Tire Barn
1118	4423 South US 41	Terre Haute	IN	47802	Tire Barn
1120	3450 West 3rd Street	Bloomington	IN	47404	Tire Barn
1121	3205 Bristol Highway	Johnson City	TN	37601	Tire Barn
1122	1340 East Stone Drive	Kingsport	TN	37660	Tire Barn
1123	3577 Commerce Drive	Warsaw	IN	46580	Tire Barn
1124	8522 Kingston Pike	Knoxville	TN	37919	Tire Barn
1125	10851 Windfall Lane	Camby	IN	46113	Tire Barn
1126	1390 North National Road	Columbus	IN	47201	Tire Barn
1127	14010 Mundy Drive	Fishers	IN	46038	Tire Barn
1129	2780 West Henrietta Road	Rochester	NY	14623	Mr. Tire
1131	755 Panorama Trail South	Penfield	NY	14625	Mr. Tire
1132	4900 Lake Road	Brockport	NY	14420	Mr. Tire
1133	4438 Dewey Avenue	Greece	NY	14616	Mr. Tire
1134	45 North Main Street	Leominster	MA	01453	Monro
1135	5315 Dixie Highway	Louisville	KY	40216	KTA
1136	3421 Bardstown Road	Louisville	KY	40218	KTA
1137	7511 Shelbyville Road	Louisville	KY	40222	KTA
1138	2587 Nicholasville Road	Lexington	KY	40503	KTA
1139	6601 Preston Highway	Louisville	KY	40219	KTA
1140	10312 Dixie Highway	Louisville	KY	40272	KTA
1141	4050 Cane Run Road	Louisville	KY	40216	KTA
1142	710 E. Lewis & Clark Parkway	Clarksville	IN	47129	KTA
1143	11811 Shelbyville Road	Louisville	KY	40243	KTA
1144	6919 Southside Drive	Louisville	KY	40214	KTA
1145	806 Hausfeldt Lane	New Albany	IN	47150	KTA
1146	1350 South Broadway	Lexington	KY	40504	KTA
1147	304 East New Circle Road	Lexington	KY	40505	KTA
1148	1000 Hustonville Road	Danville	KY	40422	KTA
1149	1400 Hurstbourne Parkway	Louisville	KY	40222	KTA
1150	11300 Westport Road	Louisville	KY	40241	KTA
1151	9710 Taylorsville Road	Louisville	KY	40299	KTA
1152	1440 East 10th Street	Jeffersonville	IN	47130	KTA
1153	3110 Todds Road	Lexington	KY	40509	KTA

1154	164 Eastbrooke Court	Mount Washington	KY	40047	KTA
1155	4900 Dixie Highway	Louisville	KY	40216	KTA
1156	12344 Shelbyville Road	Louisville	KY	40243	KTA
1157	11480 Preston Highway	Louisville	KY	40229	KTA
1158	4037 Taylorsville Road	Louisville	KY	40220	KTA
1159	120 Louie Place	Lexington	KY	40511	KTA
1160	3800 S. Hurstbourne Parkway	Louisville	KY	40299	KTA
1161	1801 Midland Trail	Shelbyville	KY	40065	KTA
1162	132 Historical Trail	Shepherdsville	KY	40165	KTA
1163	1201 Market Street	La Grange	KY	40031	KTA
1164	1105 North Dixie Highway	Elizabethtown	KY	42701	KTA
1165	10006 Brownsboro Road	Louisville	KY	40241	KTA
1167	47490 Cooper Foster Park Rd.	Amherst	OH	44001	Mr. Tire
1168	1233 Claremont Avenue	Ashland	OH	44805	Mr. Tire
1169	38080 Colorado Avenue	Avon	OH	44011	Mr. Tire
1170	105 Pearl Road	Brunswick	OH	44212	Mr. Tire
1171	8097 Mayfield Road	Chesterland	OH	44026	Mr. Tire
1172	649 South Green Road	South Euclid	OH	44121	Mr. Tire
1173	328 Lincoln Way East	Massillon	OH	44646	Mr. Tire
1174	9250 Mercantile Drive	Mentor	OH	44060	Mr. Tire
1176	5969 Andrews Road	Mentor on the Lake	OH	44060	Mr. Tire
1177	36100 Center Ridge Road	North Ridgeville	OH	44039	Mr. Tire
1178	4215 Milan Road	Sandusky	OH	44870	Mr. Tire
1179	4952 Mercantile Road	Baltimore	MD	21236	Mr. Tire
1180	517 N. McPherson Church Road	Fayetteville	NC	28303	Mr. Tire
1181	204 Morgan St.	Durham	NC	27701	Mr. Tire
1182	3810 N. Duke St.	Durham	NC	27704	Mr. Tire
1183	1728 Fordham Blvd.	Chapel Hill	NC	27514	Mr. Tire
1185	119 N Lasalle St	Durham	NC	27705	Mr. Tire
1186	101 Airtech Dr	Morrisville	NC	27560	Mr. Tire
1187	2811 S Miami Blvd	Durham	NC	27703	Mr. Tire
1188	3738 Chapel Hill Blvd	Durham	NC	27707	Mr. Tire
1189	526 N. Delsea Drive	Glassboro	NJ	08028	Mr. Tire
1190	689 Route 72 West	Manahawkin	NJ	08050	Mr. Tire
1191	509-519 Black Horse Pike (NJ Route 168)	Mt. Ephraim	NJ	08059	Mr. Tire
1192	130 Shiloh Crossing Drive	Avon	IN	46123	Tire Barn
1193	616 S. Pickett Street	Alexandria	VA	22304	Curry
1194	4160B S. Four Mile Run Dr.	Arlington	VA	22206	Curry
1195	4003A Westfax Drive	Chantilly	VA	20151	Curry
1196	45591 Dulles Eastern Plz, #S115	Sterling	VA	20166	Curry
1197	9909 Main Street	Fairfax	VA	22031	Curry
1198	105 Falls Avenue	Falls Church	VA	22046	Curry
1199	5611 Wellington Road, Ste. #119	Gainesville	VA	20155	Curry
1200	457 N. Frederick Avenue	Gaithersburg	MD	20877	Curry
1201	219 Catoctin Circle SE	Leesburg	VA	20175	Curry
1202	1202 Downey Drive	Vienna	VA	22182	Curry
1204	3325 Monroe Rd	Charlotte	NC	28205	Treadquarters
1205	3650 Boston Road	Lexington	KY	40514	KTA
1206	1512 Pleasant Ridge Drive	Lexington	KY	40509	KTA
1207	1213 Winchester Road	Lexington	KY	40505	KTA
1208	131 Southgate Drive	Georgetown	KY	40324	KTA
1209	109 S. Main Street	Camden	DE	19934	Mr. Tire

1210	5 Gerald Court (Route 13)	Delmar	DE	19940	Mr. Tire
1211	96 Tulip Drive	Lewes	DE	19958	Mr. Tire
1212	430 Haveg Road	Middletown	DE	19709	Mr. Tire
1213	909 South Salisbury Blvd.	Salisbury	MD	21801	Mr. Tire
1214	270 Stadium Street	Smyrna	DE	19977	Mr. Tire
1215	105 Thoroughbred Drive	Danville	KY	40422	Ken Towery
1216	530 North Highway 67	Florissant	MO	63031	Autotire
1217	6103 S. Westnedge Avenue	Portage	MI	49002	Monro
1218	1249 W. Columbia Ave	Battle Creek	MI	49015	Monro
1219	2951 Stadium Drive	Kalamazoo	MI	49008	Monro
1220	1001 Riverview Drive	Kalamazoo	MI	49048	Monro
1221	425 28th Street SE	Grand Rapids	MI	49548	Monro
1223	2351 S. Sprinkle Road	Kalamazoo	MI	49001	Monro
1224	4762 Division Ave, SE	Kentwood	MI	49548	Monro
1225	4633 28th Street SE	Kentwood	MI	49512	Monro
1226	7525 S. Main Street	Jenison	MI	49428	Monro
1227	2860 Wilder Rd	Bay City	MI	48706	Monro
1228	858 S. State St	Caro	MI	48723	Monro
1229	3466 W Vienna Rd	Clio	MI	48420	Monro
1230	1416 N Leroy St	Fenton	MI	48430	Monro
1231	4420 Corunna Road	Flint	MI	48532	Monro
1232	706 S. Dort Hwy	Flint	MI	48503	Monro
1234	1386 Imlay City Rd	Lapeer	MI	48446	Monro
1235	2851 Bay Road	Saginaw	MI	48603	Monro
1238	4010 Portage Street, N.W.	North Canton	OH	44720	Mr. Tire
1239	130 South Main Street	Rutland	VT	05701	TWC
1240	440 Merrill Road	Pittsfield	MA	01201	TWC
1241	2536 W. 26th Street	Erie	PA	16506	Monro
1242	5700 Royal Palm Blvd.	Margate	FL	33063	The Tire Choice
1243	10441 Corkscrew Commons Drive	Estero	FL	33928	The Tire Choice
1244	1118 N. Dixie Highway	West Palm Beach	FL	33401	The Tire Choice
1245	7800 W. Okeechobee Blvd.	West Palm Beach	FL	33411	The Tire Choice
1246	7011 NW 88th Avenue	Tamarac	FL	33321	The Tire Choice
1247	13621 Fiddlesticks Blvd.	Fort Myers	FL	33912	The Tire Choice
1248	13006 Race Track Road	Tampa	FL	33626	The Tire Choice
1249	12831 Trade Center Drive	Bonita Springs	FL	34135	The Tire Choice
1250	3940 Hypoluxo Road	Boynton Beach	FL	33436	The Tire Choice
1252	2800 Immokalee Road	Naples	FL	34110	The Tire Choice
1253	16505 Fish Hawk Blvd.	Lithia	FL	33547	The Tire Choice
1254	9002 Rolfes Road	Fort Myers	FL	33966	The Tire Choice
1255	20687 Bruce B. Downs Blvd.	Tampa	FL	33647	The Tire Choice
1256	13020 Livingston Road	Naples	FL	34105	The Tire Choice
1257	4295 SE Federal Highway, Bldg. B	Stuart	FL	34997	The Tire Choice
1258	2010 SW Bayshore Blvd.	Port St. Lucie	FL	34984	The Tire Choice
1259	4480 Aidan Lane	North Port	FL	34287	The Tire Choice
1260	3949 Wedgewood Lane	The Villages	FL	32162	The Tire Choice
1261	2267 Collier Parkway	Land O'Lakes	FL	34639	The Tire Choice
1262	8600 Gladiolus Drive	Fort Myers	FL	33908	The Tire Choice
1263	250 NW Cashmere Blvd.	Port St. Lucie	FL	34986	The Tire Choice
1264	18951 State Road 54	Lutz	FL	33558	The Tire Choice
1265	5837 Derek Avenue	Sarasota	FL	34238	The Tire Choice
1266	4710 Rowan Road	New Port Richey	FL	34653	The Tire Choice

1267	30780 US 19 N	Palm Harbor	FL	34684	The Tire Choice
1268	4060 S. Tamiami Trail	Venice	FL	34293	The Tire Choice
1269	3603 South Dale Mabry Highway	Tampa	FL	33629	The Tire Choice
1270	45 Lagrande Blvd.	The Villages	FL	32159	The Tire Choice
1271	1210 E. Commercial Blvd.	Oakland Park	FL	33334	The Tire Choice
1272	10742 Big Bend Road	Riverview	FL	33579	The Tire Choice
1273	13399 Seminole Blvd.	Largo	FL	33778	The Tire Choice
1274	12705 N. Dale Mabry Highway	Tampa	FL	33618	The Tire Choice
1275	280 Colony Blvd.	The Villages	FL	32162	The Tire Choice
1276	5720 Ranch Lake Road	Bradenton	FL	34202	The Tire Choice
1277	575 Dick Road	Depew	NY	14043	Mr. Tire
1279	1333 Dunwoody Village Pkwy	Dunwoody	GA	30338	Mr. Tire
1280	11910 GA Hwy 9 - Alpharetta Highway	Alpharetta	GA	30009	Mr. Tire
1281	1574 Holcomb Bridge Road	Roswell	GA	30076	Mr. Tire
1282	4041 Holcomb Bridge Road	Norcross	GA	30092	Mr. Tire
1283	10945 State Bridge Road, Suite 403	Johns Creek	GA	30022	Mr. Tire
1284	2465 Towne Lake Parkway	Woodstock	GA	30189	Mr. Tire
1285	5855 Gateway Drive	Alpharetta	GA	30004	Mr. Tire
1286	2080 Cumming Highway	Canton	GA	30115	Mr. Tire
1287	280 US Highway 1	Edison	NJ	08817	Mr. Tire
1289	4589 W. Hillsboro Blvd.	Coconut Creek	FL	33073	The Tire Choice
1290	8090 Wiles Road	Coral Springs	FL	33067	The Tire Choice
1291	4620 Coral Ridge Dr.	Coral Springs	Fl	33076	The Tire Choice
1292	6852 N. University Drive	Tamarac	FL	33321	The Tire Choice
1293	22923 Sandalfoot Plaza Drive	Boca Raton	FL	33428	The Tire Choice
1294	4715 West Atlantic Avenue	Delray Beach	FL	33445	The Tire Choice
1295	1640 S Congress Avenue	Boynton Beach	FL	33426	The Tire Choice
1296	4601 W. Hypoluxo Road	Lake Worth	FL	33463	The Tire Choice
1297	3197 Cobb Parkway NW	Kennesaw	GA	30152	Mr. Tire
1298	5217 Stone Mountain Highway	Stone Mountain	GA	30087	Mr. Tire
1299	12940 State Highway 9	Milton	GA	30004	Mr. Tire
1300	480 South Delsea Drive	Vineland	NJ	08360	Mr. Tire
1301	3149 Solomons Island Road	Edgewater	MD	21037	Mr. Tire
1302	453 N. Harbour City Blvd.	Melbourne	FL	32935	The Tire Choice
1303	1344 Route 9	Wappinger Falls	NY	12590	Monro
1305	1850 Alton Road	Miami Beach	FL	33139	The Tire Choice
1306	13790 SW 56th Street	Miami	FL	33175	The Tire Choice
1308	1124 S.W. 101 Road	Davie	FL	33324	The Tire Choice
1309	1213-1 State Rd 7	Royal Palm Beach	FL	33411	The Tire Choice
1310	7710 W. Oakland Park Blvd.	Sunrise	FL	33351	The Tire Choice
1311	13150 SW 87th Avenue	Miami	FL	33176	The Tire Choice
1312	2189 N. State Road 7	Margate	FL	33063	The Tire Choice
1313	1059 Baltimore Blvd.	Westminster	MD	21157	Monro
1314	753 Belmont Street	Brockton	MA	02301	Monro
1315	930 Turnpike Street	Canton	MA	02021	Monro
1316	450 Walpole Street	Norwood	MA	02062	Monro
1317	500 Washington Street	Stoughton	MA	02072	Monro
1318	7424 S. Stoney Island Avenue	Chicago	IL	60649	Car-X
1319	335 Court Street	Binghamton	NY	13904	Mr. Tire
1320	807 North Street	Endicott	NY	13760	Mr. Tire
1321	1235 Front Street	Binghamton	NY	13901	Mr. Tire
1322	7582 Oswego Road	Liverpool	NY	13090	Mr. Tire

1323	3461 Erie Boulevard, East	Syracuse	NY	13214	Mr. Tire
1324	6130 South Salina Street	Syracuse	NY	13205	Mr. Tire
1325	3703 Brewerton Road	Salina	NY	13212	Mr. Tire
1326	1394 Central Avenue	Albany	NY	12205	Mr. Tire
1327	2318 West Ridge Road	Greece	NY	14626	Mr. Tire
1328	1800 Vestal Parkway East	Vestal	NY	13850	Mr. Tire
1329	149 Clinton Avenue	Cortland	NY	13045	Mr. Tire
1330	1219 Arsenal Street	Watertown	NY	13601	Mr. Tire
1331	361 Elmira Road	Ithaca	NY	14850	Mr. Tire
1332	2565 Rochester Road	Canandaigua	NY	14424	Mr. Tire
1333	841 Canandaigua Road	Geneva	NY	14456	Mr. Tire
1334	524 West Genesee Street	Syracuse	NY	13204	Mr. Tire
1335	717 Route 17C	Owego	NY	13827	Mr. Tire
1336	208 Reynolds Road	Johnson City	NY	13790	Mr. Tire
1337	116 Erie Street	Great Bend	PA	18821	Mr. Tire
1338	1936 North Elmira Street	Sayre	PA	18840	Mr. Tire
1339	5065 State Highway 23	Oneonta	NY	13820	Mr. Tire
1340	4010 Vestal Road	New Vestal	NY	13850	Mr. Tire
1341	1480 East Ridge Road	Irondequoit	NY	14621	Mr. Tire
1342	961 County Route 64	Elmira	NY	14903	Mr. Tire
1343	1013 State Route 13	Cortland	NY	13045	Mr. Tire
1344	3543 West Henrietta	Rochester	NY	14623	Mr. Tire
1345	300 North Onondaga Road	Camillus	NY	13219	Mr. Tire
1346	22958 Sussex Highway	Seaford	DE	19973	Mr. Tire
1347	5865 State Road 7	Lake Worth	FL	33449	The Tire Choice
1348	2320 Sagamore Parkway, South	Lafayette	IN	47905	Car-X
1349	1223 Sagamore Parkway, West	West Lafayette	IN	47906	Car-X
1350	420 Court Street	Binghamton	NY	13904	Monro
1351	4690 Lake Worth Road	Greenacres	FL	33463	The Tire Choice
1352	406 Rt. 12 S.	Randolph	VT	05060	TWC
1353	131 Wilton Road	Farmington	ME	04938	TWC
1354	3102 South Florida Avenue	Lakeland	FL	33803	The Tire Choice
1355	3777 W. Wisconsin Avenue	Appleton	WI	54914	Car-X
1356	470 N. Rolling Meadows Drive	Fond du Lac	WI	54937	Car-X
1357	753 Truman Street	Kimberly	WI	54136	Car-X
1358	2090 South Koeller Street	Oshkosh	WI	54901	Car-X
1359	489 Elm Street	Milford	NH	03055	TWC
1360	288 West Main Street	Hillsborough	NH	03244	TWC
1361	325 South White Horse Pike	Hammonton	NJ	08037	Mr. Tire
1362	1205 Powder Springs Road	Marietta	GA	30064	Mr. Tire
1363	445 99th Avenue N.	St. Petersburg	FL	33702	The Tire Choice
1366	6204 E. Hillsborough Avenue	Tampa	FL	33610	McGee Tire
1367	28919 US Hwy 27	Dundee	FL	33838	McGee Tire
1368	3939 US Highway 98 South	Lakeland	FL	33812	McGee Tire
1369	148 N. Ridgewood Avenue	Daytona Beach	FL	32114	McGee Tire
1371	456 Dr. MLK Street N	St. Petersburg	FL	33705	McGee Tire
1372	8712 E. State Road 70	Bradenton	FL	34202	McGee Tire
1373	5202 E. State Road 64	Bradenton	FL	34208	McGee Tire
1374	7511 49th Street North	Pinellas Park	FL	33781	McGee Tire
1375	235 Belcher Road	Clearwater	FL	33765	McGee Tire
1376	2015 Town Center Blvd	Brandon	FL	33511	McGee Tire
1377	2514 East State Road 60	Valrico	FL	33594	McGee Tire

1378	3523 Bell Shoals Road	Valrico	FL	33596	McGee Tire
1379	680 N. Spring Garden Avenue	DeLand	FL	32720	McGee Tire
1380	1803 3rd Street SW	Winter Haven	FL	33880	McGee Tire
1381	7010 Gall Blvd.	Zephyrhills	FL	33541	McGee Tire
1382	8490 Sheldon Road	Tampa	FL	33615	McGee Tire
1383	203 Domaris Avenue	Lake Wales	FL	33853	McGee Tire
1384	2400 Capital Circle NE	Tallahassee	FL	32308	McGee Tire
1385	601 N. Morgan Street	Tampa	FL	33602	McGee Tire
1386	1908 Tamiami Trail S	Venice	FL	34293	McGee Tire
1387	4224 Gunn Highway	Tampa	FL	33618	McGee Tire
1388	6867 N. Church Avenue	Mulberry	FL	33860	McGee Tire
1389	4304 South Florida Avenue	Lakeland	FL	33813	McGee Tire
1390	5020 US Hwy 98 North	Lakeland	FL	33809	McGee Tire
1391	2102 James L. Redman Pkwy	Plant City	FL	33563	McGee Tire
1392	9240 N. 56th Street	Temple Terrace	FL	33617	McGee Tire
1393	1445 S. Dixie Freeway	New Smyrna Beach	FL	32168	McGee Tire
1394	7015 US Highway 301 S.	Riverview	FL	33578	The Tire Choice
1396	730 65th Avenue	Schererville	IN	46375	Car-X
1397	6600 Route 96	Victor	NY	14564	Mr. Tire
1398	6975 Cypress Gardens Blvd.	Winter Haven	FL	33884	The Tire Choice
1399	1845 North Wayne Road	Westland	MI	48185	Monro
1400	6258 Roswell Road	Sandy Springs	GA	30328	Mr. Tire
1401	1399 Town Centre Dr	Eagan	MN	55123	Car-X
1402	1101 Hwy 10 NE	Spring Lake Park	MN	55432	Car-X
1403	6645 Penn Ave S	Richfield	MN	55423	Car-X
1404	424 37th St. Frontage Road NE	Rochester	MN	55906	Car-X
1405	2323 Northwest Blvd.	Newton	NC	28658	Mr. Tire
1406	609 East Main Street	Lincolnton	NC	28092	Mr. Tire
1407	407 S. Battleground Avenue	Kings Mountain	NC	28086	Mr. Tire
1408	335 West Franklin Blvd.	Gastonia	NC	28052	Mr. Tire
1409	2105 N. Center St.	Hickory	NC	28601	Mr. Tire
1410	1306 Morganton Blvd.SW	Lenoir	NC	28645	Mr. Tire
1411	220 South Center Street	Hickory	NC	28602	Mr. Tire
1412	1563 Blowing Rock Road	Boone	NC	28607	Mr. Tire
1413	357 Highway 16 North	Denver	NC	28037	Mr. Tire
1414	3938 Hickory Blvd.	Granite Falls	NC	28630	Mr. Tire
1415	315 S. DeKalb Street	Shelby	NC	28150	Mr. Tire
1416	13808 E. Independence Blvd.	Indian Trail	NC	28079	Mr. Tire
1417	149 East Front Street	Statesville	NC	28677	Mr. Tire
1418	1236 Burkemont Avenue	Morganton	NC	28655	Mr. Tire
1419	401 N. Elm Street	Greensboro	NC	27401	Mr. Tire
1420	626 Pembroke Road	Greensboro	NC	27408	Mr. Tire
1421	327 South Polk Street	Pineville	NC	28134	Mr. Tire
1422	167 Jefferson Road	Boone	NC	28607	Mr. Tire
1423	165 Linda Vista Dr.	Hendersonville	NC	28792	Mr. Tire
1424	2300 Hendersonville Rd.	Arden	NC	28704	Mr. Tire
1425	32 Tunnel Rd.	Asheville	NC	28805	Mr. Tire
1426	990 Patton Ave.	Asheville	NC	28806	Mr. Tire
1427	1034 N. Main Street	Waynesville	NC	28786	Mr. Tire
1428	247 W. Main St.	Forest City	NC	28043	Mr. Tire
1429	227 South Center Street	Hickory	NC	28602	Mr. Tire
1430	335A West Franklin Blvd.	Gastonia	NC	28052	Mr. Tire

1437	8150 Gratiot Road	Saginaw	MI	48609	Monro
1438	497 D High Street	Somersworth	NH	03878	TWC
1439	511 S. State Road	Davison	MI	48423	Monro
1440	5010 Miller Road	Flint	MI	48507	Monro
1441	5847 Wooster Pike	Medina	OH	44256	Mr. Tire
1442	12300 Prospect Rd	Strongsville	OH	44149	Mr. Tire
1443	137 Front Street	Berea	OH	44017	Mr. Tire
1444	1238 Mendon Rd	Cumberland	RI	02864	Monro
1445	57 Main Street	Norway	ME	04268	TWC
1446	5960 Country Lakes Dr.	Fort Myers	FL	33905	McGee Tire
1447	8291 Biscayne Blvd.	Miami	FL	33138	The Tire Choice
1448	126 North Boyd Street	Portland	ME	04101	TWC
1449	27 Downeast Highway	Ellsworth	ME	04605	TWC
1452	2605 Riverside Drive	Danville	VA	24540	Mr. Tire
1453	416 North Madison Blvd.	Roxboro	NC	27573	Mr. Tire
1454	519 Madison Avenue	Wooster	OH	44691	Mr. Tire
1455	3040 Highway 95A	S. Cantonment	FL	32533	McGee Tire
1456	906 W. Bradley	Champaign	IL	61821	Car-X
1457	601 E University	Champaign	IL	61820	Car-X
1458	108 S. Towanda	Normal	IL	61761	Car-X
1459	2216 S. Neil	Champaign	IL	61820	Car-X
1460	213 S. Bowman	Danville	IL	61832	Car-X
1461	211 N. Gilbert	Danville	IL	61832	Car-X
1462	1809 Eastland Drive	Bloomington	IL	61704	Car-X
1463	120 N. Johnson	Macomb	IL	61455	Car-X
1464	1024 E. Jefferson	Springfield	IL	62703	Car-X
1465	474 IL Route 173	Anitoch	IL	60002	Car-X
1466	1156 E. Ogden Avenue	Naperville	IL	60563	Car-X
1467	18340 Kedzie Avenue	Homewood	IL	60430	Car-X
1468	4811 N. University	Peoria	IL	61614	Car-X
1469	1410 Waterfront Dr.	Iowa City	IA	52240	Car-X
1470	2720 Devils Glen Road	Bettendorf	IA	52722	Car-X
1471	2205 E 53rd St	Davenport	IA	52807	Car-X
1472	806 111th Avenue North	Naples	FL	34108	The Tire Choice

Schedule B

Products and Applicable Invoice Amounts

LUBRICANTS

PART #	PRODUCT DESCRIPTION	***	***	***
		***	***	***
BULK		***
***	VAL PC 5W-20 BULK	***	***	***
***	VAL PC 5W-30 BULK	***	***	***
***	VAL PC 10W-30 BULK	***	***	***
***	VAL PC 20W-50 BULK	***	***	***
***	VAL PC 10W-40 BULK	***	***	***
***	MAXLIFE 10W-30 BULK	***	***	***
***	MAXLIFE 5W30 BULK	***	***	***
***	MAXLIFE 5W20 BULK	***	***	***
***	MAXLIFE 0W-20 BULK	***	***	***
***	SYNPOWER MST 5W-30 BULK	***	***	***
***	VAL SYNTHETIC MAXLIFE TECH 5W20 BULK	***	***	***
***	VAL SYNTHETIC MAXLIFE TECH 0W20 BULK	***	***	***
***	VAL SYNTHETIC MAXLIFE TECH 5W30 BULK	***	***	***
***	MAXLIFE DEX/MERC ATF BULK	***	***	***
***	ATF DEXRON VI BULK	***	***	***
***
***	VAL ALLFLT+ 15W-40 BULK	***	***	***

DRUMS		***
***	VAL PC 5W20 DR 55 GA	***	***	***
***	VAL PC 10W30 DR 55 GA	***	***	***
***	VAL PC 20W50 DR 55 GA	***	***	***
***	VAL PC 10W40 DR 55 GA	***	***	***
***	VAL PC 5W30 DR 55 GA	***	***	***
***	MAXLIFE 0W20 DR 55 GA	***	***	***
***	MAXLIFE 5W20 DR 55 GA	***	***	***
***	MAXLIFE 5W30 DR 55 GA	***	***	***
***	MAXLIFE 10W30 DR 55 GA	***	***	***
***	SYNPOWER MST 5W30 DR 55 GA	***	***	***
***	SYNPOWER 5W40 MST DR 55 GA	***	***	***
***	VAL SYNTHETIC MAXLIFE TECH 5W30 DR 55 GA	***	***	***
***	VAL SYNTHETIC MAXLIFE TECH 0W20 DR 55 GA	***	***	***
***	VAL SYNTHETIC MAXLIFE TECH 5W20 DR 55 GA	***	***	***
***	MAXLIFE DEX/MERC ATF DR 55 GA	***	***	***
***	ATF DEXRON VI 1/55 GA	***	***	***
***
***	VAL ALLFLT+ 15W40 DR 55 GA	***	***	***
***	VAL PREMIUM BLUE 15W40 55 GAL	***	***	***
***	VAL PREMIUM BLUE 10W30 55 GAL	***	***	***
***	VAL PREMIUM BLUE EXTREME 5W40 55 GA	***	***	***

BAY BOXES		***
***	VAL PC 5W30 ADVANCED BAY BOX	***	***	***
***	VAL PC 5W20 ADVANCED BAY BOX	***	***	***
***	VAL PC 10W30 ADVANCED BAY BOX	***	***	***
***	MAXLIFE HIGH MILEAGE 0W20	***	***	***
***	MAXLIFE HIGH MILEAGE 5W20	***	***	***
***	MAXLIFE HIGH MILEAGE 5W30	***	***	***
***	MAXLIFE HIGH MILEAGE 10W30	***	***	***
***	VAL FULL SYNTHETIC ML TECH 0W20	***	***	***
***	VAL FULL SYNTHETIC ML TECH 5W20	***	***	***
***	VAL FULL SYNTHETIC ML TECH 5W30	***	***	***
***	VAL FULL SYNTHETIC MST 5W30	***	***	***
***	VAL FULL SYNTHETIC MST 5W40	***	***	***
***	VAL FULL SYNTHETIC XL-III 5W30	***	***	***
***	VALVOLINE CVT	***	***	***
***	MAXLIFE DEX/MERC ATF	***	***	***
***
***	VALVOLINE PREMIUM BLUE 15W40	***	***	***

CASES		***
***	VAL PC 10W30 6/1 QT	***	***	***
***	VAL PC 10W40 6/1 QT	***	***	***
***	VAL PC 5W20 6/1 QT	***	***	***
***	VAL PC 5W30 6/1 QT	***	***	***
***	VAL PC 20W50 6/1 QT	***	***	***
***	VAL NON DETERGENT 30 6/1 QT	***	***	***
***	MAXLIFE 5W20 6/1 QT	***	***	***
***	MAXLIFE 10W30 6/1 QT	***	***	***
***	MAXLIFE 10W40 6/1 QT	***	***	***
***	MAXLIFE 20W50 6/1 QT	***	***	***
***	MAXLIFE 0W20 6/1 QT	***	***	***
***	MAXLIFE 5W30 6/1 QT	***	***	***
***	SYNPOWER 5W40 MST 6/1 QT	***	***	***
***	SYNPOWER 5W30 MST 6/1QT	***	***	***
***	SYNPOWER 20W50 6/1 QT	***	***	***
***	SYNPOWER 0W40 6/1 QT	***	***	***
***	VAL SYNTHETIC MAXLIFE TECH 5W20 6/1 QT	***	***	***
***	VAL SYNTHETIC MAXLIFE TECH 0W20 6/1 QT	***	***	***
***	VAL SYNTHETIC MAXLIFE TECH 5W30 6/1 QT	***	***	***
***	VAL SYNTHETIC MAXLIFE TECH 10W30 6/1 QT	***	***	***
***	VAL CVT 6/1 QT	***	***	***
***	VAL ATF MERCON V 6/1 QT	***	***	***
***	VAL ATF TYPE F 6/1 QT	***	***	***
***	VAL ATF DEXRON VI 6/1 QT	***	***	***
***	MAXLIFE DEX/MERC ATF 6/1 QT	***	***	***
***
***	VAL ALLFLT+ 15W40 6/1 QT	***	***	***

OTHER		***	***	***
***
***	SYNPOWER 75W90 GEAR OIL PL 5 GA	***	***	***
***	VAL GM MPURP GREASE KEG 120 LB	***	***	***
***	VAL GM MPURP GREASE PL 35 LB	***	***	***
***	VAL GM MPURP GREASE 50/14.1 OC	***	***	***
***	VAL GM MPURP GREASE 10/14.1 OC	***	***	***
***	VAL HP GEAR OIL 80W90 12/1 QT	***	***	***
***	VAL HP GEAR OIL 80W90 KEG 16 GA	***	***	***
***	VAL HP GEAR OIL 80W90 PL 5 GA	***	***	***
***	SYNPOWER FS 75W90 GEAR OIL 12/1 QT	***	***	***
***	SYNPOWER FS 75W140 GEAR OIL LS PL 5 GA	***	***	***
***	SYNPOWER FS 75W140 GEAR OIL LS 12/1 QT	***	***	***
***	VAL HD SYN GEAR OIL 75W90 KEG	***	***	***

VPS*

PART #	PRODUCT DESCRIPTION	***	***
		***	***
FUEL SYSTEM
***	VPS FUEL&AIR 3 STEP REVITA 6/3 PK	***	***
***	VPS SUPER CONC FUEL INJ 12/10 FOZ	***	***
***	VPS EASYGDI FIRST DEFENSE 6/2 PK	***	***

COOLANT SYSTEM
***	VPS COOLANT SYSTEM SEALER 12/14.5 FOZ	***	***
***	VPS RADIATOR PROTR 6/2 PK	***	***
***	VPS RADIATOR PROTR & SLR 6/3 PK	***	***

POWER STEERING SYSTEM
***	VPS HONDA PSF SERVICE KIT 6/2 PK	***	***
***	VPS POWER STEERING SERVICE KIT 6/2PK	***	***

TRANSMISSION SYSTEM
***	VPS TRANS FLUSH & COND 6/2 UNIT PACK	***	***

DIFFERENTIAL SYSTEM
***	VPS SF DIFFERENTIAL CLNR 12/6 FOZ	***	***
***	VPS 75W90 GEAR OIL 12/32 OZ	***	***
***	VPS 75W140 GEAR OIL 12/32 OZ	***	***
***	VPS LIMITED SLIP 12/4 FOZ	***	***

DEF
***	VAL PREMIUM BLUE DEF 2/2.5 GA	***	***
***	VAL PREMIUM BLUE DEF DR 55 GA	***	***

*”chemical kits,” as such term is used in this Agreement, are identified in bold, above, in the VPS chart of this Schedule B.

Product Business Rebate

The sale of certain Products, above, are designated as eligible to receive a “Business Rebate” on the sale of each gallon of such Products.  ***.

Chemical Kit Business Rebate

The sale of each “chemical kit” Product, above, shall be eligible to receive the applicable “Business Rebate” for each unit sold.  ***.

Schedule C

Price Adjustments on Motor Oil and Transmission Fluid Products

Future price adjustments shall comply with the following:

Pricing Adjustments to the Invoice Amounts set forth on Schedule B of the Agreement for ***

I.The average of the price of *** in effect at the time of execution of the Agreement, as published in ***.  The average of the price of *** in effect at the time of execution of the Agreement, as published in ***.  The average of the price of *** at the time of execution of the Agreement.  Oil prices may be adjusted every *** (limited to *** per calendar year) (the “Adjusted Pricing”), based upon changes in the ***, as published ***:

(a) during the week of ***;

(b) during the week of ***; and

(c) during the week of ***.

The baseline date for the ***.  Thereafter, the *** shall be established in the manner set forth herein.

Any increase or decrease in the *** shall result in Adjusted Pricing effective on ***.  Any increase or decrease in the *** shall result in Adjusted Pricing effective ***.  Any increase or decrease in the *** shall result in Adjusted Pricing effective ***.

***.

Schedule D

Product Warranties

VALVOLINE PROFESSIONAL SERIESTM (VPS) SERVICE PLUS PROGRAM DESCRIPTION OF PROGRAM Under the VPS Service Plus Program Limited Lifetime Guarantee (“VPS Service Guarantee”), Ashland Consumer Markets, a commercial unit of Ashland Inc., (“Valvoline”), will pay the reasonable expenses for repair or replacement of Covered Parts and associated labor to restore the Covered Parts to operation up to the applicable coverage amount specified below and subject to other exclusions, limitations, terms, conditions, Eligibility Requirements and consumer obligations set forth in this VPS Service Guarantee. THIS VPS SERVICE GUARANTEE IS EXCLUSIVE OF AND IN LIEU OF ALL OTHER VALVOLINE WARRANTIES.  VALVOLINE’S OBLIGATION TO REPAIR OR REPLACE ANY COVERED PART PURSUANT TO THE TERMS SET FORTH HEREIN IS THE SOLE AND EXCLUSIVE REMEDY AVAILABLE TO YOU WITH RESPECT TO VALVOLINE, VALVOLINE IS NOT LIABLE FOR SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING, BUT NOT LIMITED TO TOWING, LODGING, BUSINESS INTERRUPTION, LOSS OF PROFITS, DAMAGE TO OR LOSS OF OTHER PROPERTY OR PERSONS. SOME STATES MAY NOT ALLOW THE EXCLUSION OR LIMITATION OF INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THAT EXCLUSION MAY NOT APPLY TO YOU. THIS VPS SERVICE GUARANTEE GIVES YOU CERTAIN LEGAL RIGHTS.  YOU MAY HAVE OTHER RIGHT THAT VARY FROM STATE TO STATE. ELIGIBILITY AND SERVICE REQUIREMENTS Vehicle Eligibility and Coverage Limitations: To activate this guarantee you must have the qualified services listed and described below performed on your vehicle within the mileage thresholds described below. Only the Covered Parts of a vehicle related to the Covered Services actually performed and that are damaged as a result of the failure of a Valvoline brand product used during a VPS service to property lubricate or clean the Covered Part, are eligible for coverage by the VPS Service Guarantee.  Coverage amounts are limited based on the mileage at which the first Covered Service is performed for each service.  The Continuing Service Requirements must be followed to maintain coverage.  Coverage under this VPS Service Guarantee will only take effect 400 miles after the first VPS Service(s) has been performed by a professional technician for each service. 1. Level One – Coverage up to $4,000: To get Level One Coverage, the first Covered Service(s) must be (a) performed within the first 50,000 miles drive on the vehicle as shown on the odometer, and (b) performed by a professional technician.  Level One Coverage of the Covered Parts related to each component service is limited to a lifetime maximum of $4,000. 2. Level Two – Coverage up to $2,000: To get Level Two Coverage, the first Covered Service(s) must be (a) performed between 50,001 miles and 100,000 miles drive on the vehicle as shown on the odometer, and (b) performed by a professional technician.  Level Two Coverage of the Covered Parts related to each component service is limited to a lifetime maximum of $2,000. 3. Level Three – Coverage up to $1,000: To get Level Three Coverage, the first Covered Service(s) must be: (a) performed between 100,001 miles and 125,000 miles drive on the vehicle as shown on the odometer, and (b) performed by a professional technician.  Level Three Coverage of the Covered Parts related to each component service is limited to a lifetime maximum of $1,000. 4. Level Four – Coverage up to $500: To get Level Four Coverage, the first Covered Service(s) must be: (a) performed between 125,001 miles and 150,000 miles drive on the vehicle as shown on the odometer, and (b) performed by a professional technician. Level Four Coverage of the Covered Parts related to each component service is limited to a lifetime maximum of $500. Coverage is based on a per component basis. Depending on when you first have a Covered Service provided, your coverage limit may be different for the Covered Parts related to the Covered Service.  For example, you could have a limit of $4,000 on parts covered under a Transmission Service and a limit of $2,000 on parts covered under a Coolant Service depending on when you first performed the Covered Service for each component. Payment of claims under this VPS Service Guarantee is limited to the Manufacturer Warranty Labor Rate and Manufacturer Warranty Labor Hours as set forth in the Chilton’s Flat Rate Guide or other industry accepted rate guide (i.e. Alldata), along with the actual Original Equipment Manufacturer (OEM) or the actual cost of replacement parts of like kind and quality, to make the necessary repairs or to replace any irreparably damaged Covered Parts.  CONVERSION FROM EXISTING PROGRAM In the event that coverage from an existing or previous Service Chemical Warranty, Protection Plan, or other approved Aftermarket Service Chemical Program exists (excluding OEM extended warranties), coverage under this VPS Service Guarantee will continue at one of the respective 4 Coverage Levels. Your coverage level will be determined by the mileage of the vehicle at the time of the enrollment into previous and existing program, and provided that the vehicle has been maintained in accordance with the terms and conditions of any existing Service Chemical Warranty, Protection Plan or other approved Aftermarket Service Chemical Program (excluding OEM extended warranties). Once the previous protection coverage has been converted to the VPS Service Guarantee, then the terms and conditions of the VPS Service Guarantee must be followed to maintain coverage.  Conversion and coverage from any previous Service Chemical Warranty, Protection Plan or other approved Aftermarket Service Chemical Program to this VPS Service Guarantee is limited to one time only per vehicle. CONTINUING SERVICE REQUIREMENT INTERVALS 1. 30,000 mile interval: To remain eligible for the lifetime protection of the VPS Service Guarantee, you must have the Covered Services listed below performed by a professional technician within 30,000 miles of the previous service.  You only need to have services performed for those components for which you desire coverage under the VPS Service Guarantee. VPS Automatic Transmission Service VPS Cooling System Service VPS Differential Services (Front and/or Rear) VPS Manual Transmission, Transaxles, and/or Transfer Case Service VPS Engine Cleaning Service VPS Power Steering Service VPS Fuel System Service (including Diesel) VPS Brake Fluid Service 2. 15,000 mile interval: To remain eligible for the lifetime protection of the VPS Service Guarantee, you must have the Covered Services listed below performed by a professional technician within 15,000 miles of the previous service.  You only need to have services performed for those components for which you desire coverage under the VPS Service Guarantee. VPS EasyGDI Maintenance Kit VPS EasyGDI Clean Up Kit Automatic Transmission Additive Service Top Treat Oil System Cleaner Complete Fuel System Treatment Cooling System Additive Service 3. 5,000 mile interval: To remain eligible for the lifetime protection of the VPS Service Guarantee, you must have the Covered Services listed below performed by a professional technician within 5,000 miles of the previous service.  You only need to have services performed for those components for which you desire coverage under the VPS Service Guarantee. VPS Engine Additive Service Super Concentrated Fuel Injector Cleaner The continuing Service Interval requirements have a Grace Period of five hundred (500) miles. For example, if you go 30,450 miles between transmission services, you will not lose coverage under the VPS Service Guarantee. All Services referred to in this VPS Service Guarantee must be performed at a Valvoline Professional Service licensed professional service center using VPS branded products.  All fluids must meet OEM minimum specifications and requirements. You may not perform your own services. COVERED SERVICES The VPS Service Guarantee includes the following services (the “Covered Services”): 1. Automatic Transmission AND Additive Services: VPS Automatic Transmission Service utilizes automatic transmission fluid exchange equipment and VPS Transmission Cleaner product to flush deposits from transmission components, remove the old fluid and replace with new transmission fluid meeting OEM specifications and VPS Automatic Transmission Conditioner, Protector and Sealer (VP093) to help prevent leaks and extend the life of your transmission. Eligible Kit includes VP094 only. VPS Automatic Transmission Additive Service uses VPS Automatic Transmission Conditioner, Protector and Sealer (VP093) to help prevent leaks and extend the life of your transmission.  Eligible Additives include VP093 only. 2. Cooling System AND Additive Services: VPS Cooling System Service utilizes antifreeze coolant exchange equipment and VPS Radiator Cleaner (VP001) to clean the entire cooling system by flushing the old worn out coolant and contaminants from the system. The system is refilled with new coolant meeting OEM specifications and VPS Water Pump Lubricant and Protector (VP004) to prevent rust corrosion, and contaminant build up. Eligible kits include VP005 and VP006. VPS Cooling System Additive Service utilizes BPS Water Pump Lubricant and Protector (VP004) to prevent rust corrosion, and contaminant build up. Eligible Additives include VP004 only. 3. Power Steering System Service: BPS Power Steering Service utilizes power steering fluid exchange equipment and VPS Power Steering Cleaner to remove the old power steering fluid and contaminants from the system. Old fluid is replaced with Valvoline’s Full Synthetic Power Steering Fluid. Eligible products include VP056, VP095, VP096, 860343, 860342, 859070 and 859119. 4. Driveline Front & Rear Differential Service: VPS Differential Service utilizes differential fluid (gear oil) exchange equipment and VPS Synthetic Gear Oil pre-loaded with limited-slip additive. Eligible Kits include VP976, VP983, 667859. These may be used along with VP011. 5. Driveline Manual Transmissions, Transaxles, and/or Transfer Case Service: Manual Transmission, Transaxles, &/or Transaxle Service utilizes appropriate fluid extraction equipment to effectively remove all of the old, contaminated fluid and replaces it with VPS Synthetic Manual Transmission Fluid (508216). Eligible Kits include 508216. This may be used along with 667859. 6. Fuel System AND Additive Services (gasoline PFI, gasoline GDI or diesel): VPS Fuel Services utilize appropriate tools to enter and effectively clean the vehicle’s fuel injectors, intake valves (gasoline engines), combustion chambers, ports, cylinder heads, and piston tops using Valvoline Professional Series Fuel  System Cleaning products. Eligible Additives include 679710 and 679741. Eligible Kits include VP071, 507674, VP086, VP076, VP069, 675380, 774434, 666725, 674121, 844697, 679741 for gasoline PFI engines, 872071 and 871999 for GID engines, and kits VP205 or VP206 for diesel engines.

7. Engine Cleaning AND Additive Services: VPS Engine Cleaning Services utilize VPS Solvent-Free Complete Oil System Cleaner (VP051) or VPS Top Treat Oil System Cleaner (806221) to effectively dissolve and remove accumulated sludge and deposits within the crankcase.  Eligible Products include VP051 and 806221 only.  VPS Engine Additive Service utilizes VPS Oil Treatment/Additive along with every oil and oil filter change. Eligible Products include VP066 or 571214. Oil and filter must be changed no later than every 5,000 miles.  8. Brake fluid Service: VPS Brake Fluid Service utilizes brake fluid exchange equipment and VPS Premium-Dry, Synthetic Brake Fluid (608334) to clean nearly the entire brake fluid system by flushing out the old, contaminated brake fluid and contaminants from the system.  The system is refilled with new VPS Premium-Dry Brake Fluid meeting and exceeding OEM DOT 3 & 4 specifications.  Eligible Products include 608334 only. DOT 5 applications are not included in this VPS Service Guarantee.   Eligible product numbers are subject to update or change in Valvoline’s discretion without notice.  COVERED PARTS  The VPS Service Guarantee applies to the Covered Parts for each service in the manner described below.  For all covered services, a Valvoline or VPS branded fluid must be used. In addition, all fluids must meet OEM minimum specifications and requirements in the covered component.    1. Automatic Transmission and Additive Services: The VPS Service Guarantee applies to the lubricated parts contained within the automatic transmission housing or case including solenoids. The transmission housing is covered only when damaged by an internally lubricated part that is covered under the VPS Service Guarantee. Leaking transmission seats and gaskets are not covered.  2. Cooling System and Additive Services: The VPS Service Guarantee applies to the heater core, water pump, freeze plugs, radiator and thermostats.  Hoses, clamps, reservoirs and engine components are not covered.  3. Power Steering: The VPS Service Guarantee applies to the lubricate parts contained within the power steering gearbox or rack and power steering pump. Hoses, belts, brackets, reservoirs, seats and leaking gaskets are not covered.  4. Driveline Front and/or Rear Differentials: The VPS Service Guarantee applies to the lubricated parts contained within the differential housing or case. The housing or case, axle bearing(s), U-joints(s), boot(s), and CV joint(s) are not covered by this VPS Service Guarantee unless damaged due to failure of a Covered Part.  5. Driveline Transfer Case: The VPS Service Guarantee applies to only the lubricated parts contained within the transfer case. The housing or case, U-joint(s), CV joint(s), and driveshaft(s) are not covered by this VPS Service Guarantee unless damaged due to failure of a Covered Part.  6. Driveline Manual transmissions/Transaxles: The VPS Service Guarantee applies only to the lubricated parts contained within the transmission/transaxle case. The case, flywheel, clutch plate, pressure plate, U-Joint(s), CV Joint(s), and driveshaft(s) are not covered by this VPS Service Guarantee unless damaged due to failure of a Covered Part.  7. Fuel and Additive Services: The VPS Service Guarantee applies to fuel injectors, oxygen sensors, PCV, and throttle body (only malfunctions due to deposits).  8. Engine Cleaning & Additive Service: The VPS Service Guarantee applies to Pistons, Rings, Timing Gears or Sprockets, Valve Lifters, Cylinder Liners or Bores, Push Rods, Turbo Bearings, Wrist Pins and Bushings, Distributor Drive Gear, Cam Shafts and Bearings, Rods an Rod Bearings, Oil Pump, Rocker Arms and Pivots, Crankshaft and Bearings, Intake Valves and Guides. The Timing Belt or Timing Chain is not covered under this VPS Service Guarantee.  9. Brake Fluid System: The VPS Service Guarantee applies to all mechanical brake fluid lubricated parts and includes (and is limited to) the calipers, master cylinder, and brake actuators. Brake system seals and gaskets are not covered under this program. Only vehicles requiring either DOT 3 or DOT 4 brake fluid may be covered under this VPS Service Guarantee.   EXCLUSIONS, LIMITATIONS, AND CONDITIONS  Exclusions from the VPS Service Guarantee coverage: Vehicles that have been modified for or used in competition, or those in agricultural use. Vehicles where the odometer has been changed or altered or if odometer has ceased to function. Vehicles that are maintained by the use of in-house maintenance/repair facilities. Claims that are the result of: collision or other accident; theft; vandalism; riot; explosion; earthquake; lightning; freezing; overheating; internal or external fire; water or flood damage (including prior flood damage); negligent, reckless, knowing or intentional damage caused by a part other that Valvoline; timing belt failure; defect attributable to the vehicle manufacturer; improper installation of any part; Valvoline may refuse payment of any claims that otherwise comply with the terms of this VPS Service Guarantee where Valvoline believes in good faith that one or more of these causes contributed to the damage claimed. Claims that are the result of improper vehicle service or maintenance; failure to keep fluids at manufacturer prescribed levels or fluid contamination (i.e. coolant, fuel, water or foreign material). Any damage to a Covered Part that occurs prior to the first Covered Service date or results from a condition that existed prior to the first Covered Service date. Timing and cause of damage may be verified through independent parts analysis by Valvoline or its Administrator. Any damage to a Covered Part that is caused by the failure of an electronic control part or other part (whether it is a Covered Part or not) that does not come in contact with a Valvoline product as part of VPS Service. Failure of a Covered Part that is the direct result of a mechanical or structural flaw that the manufacturer has acknowledged through any means (such as public recalls, factor service bulletins or technical service bulletins), that the manufacturer will repair at its expense or that is related to any pending legal proceeding against the manufacturer. Failure of a Covered Part that is the subject of a then-effective public recall, factor service bulletin or technical service bulletin.  Claims also covered by the vehicle’s manufacturer warranty or any extended service contract or warranty. However, if you have otherwise complied with the VPS Service Guarantee, Valvoline will pay the deductible amount owed by you under any existing extended service contract previously purchased by you which covers component damage to the vehicle, up to the level of coverage qualified for determined by the program’s mileage requirements. State tax, local tax, storage fees, shop supplies, core charges, and diagnosis are not covered.  CONDITIONS AND LIMITATIONS OF VPS SERVICE GUARANTEE COVERAGE  This VPS Service Guarantee covers only legally registered passenger cars, vans, motorcycles, SUV’s and pick-up trucks with a GVW of 12,500 pounds or less. In the case of a leased vehicle, the lessee must be primarily obligated for repairs and maintenance.  If covered vehicle is used for towing a trailer or other vehicle or object, this VPS Service Guarantee is not in effect unless covered vehicle is equipped with factory-installed tow package or equal.  To keep this VPS Service Guarantee in effect you must have all receipts and repair orders for maintenance and services required by this VPS Service Guarantee.  Valvoline may in its sole discretion require that the vehicle be repaired at a certified repair facility or performed by an ASE Certified Mechanic.  Rental vehicle costs incurred during repair of a covered part are not covered by this VPS Service Guarantee.  CLAIMS PROCEDURE  In the event of a claim you must submit all required information listed below, along with a completed VPS Claim Form to Valvoline for review via one of the following methods: Email: valsupport@valvoline.com, Fax: 859-357-5001 or by notifying your Valvoline Sales Representative, prior to having any repairs made.  Please call 1-877-VPS-1247 (1-877-877-1247) for additional information or for claim forms.  Any repairs done prior to or without Valvoline Administrator authorization will not be covered under the VPS Service Guarantee.  You must protect the vehicle from further damage. You must provide the Claims Administrator with the following information:  1. All service repair orders/receipts showing that the vehicle was serviced as required for coverage under this VPS Service Guarantee.   2. All service repair order/receipts showing that the vehicle was serviced as required in the terms and conditions of any previous protection programs or service warranties (excluding OEM extended warranties) and proof of previous plan (if applicable).  3. A complete statement of damage and an estimated repair cost statement.  4.Vehicle purchase date verification or a lease agreement if vehicle is leased.  5. If requested, the damaged parts along with a sample of system fluid must be shipped as directed by the Administrator for analysis to:  VALVOLINE TECHNICAL LABORATORY 251 YORKSHIRE LEXINGTON, KY 40509 USA  The VPS Service Guarantee and benefits are transferrable if vehicle ownership changes. Only authorized repairs made to vehicles operated in the United States of America are eligible for benefits under this VPS Service Guarantee. Valvoline is only responsible for the repairs if approved.  ARBITRATION  All Disputes arising in connection with this VPS Service Guarantee shall be settled by arbitration.  By submitting a claim pursuant to the Guarantee you will be deemed to have agreed to this provision. The arbitration shall be held in Lexington, Kentucky, and conducted in the English language in accordance with the rules of the American Arbitration Association. Judgment upon the award rendered may be entered in any court having jurisdiction or application may be made to any such court of judicial acceptance of the award and an order of enforcement the case may be.  The costs of such arbitration shall be borne equally by the parties, provided, however, that each party shall bear it own expense in prosecuting or defending a claim; and provided further that the arbitrator(s) shall assess the costs and expense of an arbitration proceeding against a party if the arbitrator(s) determine that the prosecution or defense of a claim was frivolous in nature. VPS-0069 (c) 2016 Valvoline 11/16TM Trademark, Valvoline or its subsidiaries, registered in various countries

Valvoline ENGINE GUARANTEE 300,000 MILES Is Your Engine GUARANTEED? Valvoline will guarantee your engine up to 300,000 miles. Enrollment required by 125,000 miles. Restrictions apply. See back for complete terms and limitations of this Limited Engine Warranty or visit engineguarantee.com Valvoline ENGINE GUARANTEE 150,000 MILES ValvolineTM Premium Convetional NextGenTM Premium Conventional Valvoline ENGINE GUARANTEE 225,000 MILES MaxLifeTM Synthetic Blend NextGenTM MaxLife Synthetic Blend Valvoline ENGINE GUARANTEE 300,000 MILES SynPowerTM Full Synthetic Full Synthetic with MaxLifeTM Technology How It Works 1. Enroll your vehicle by 125,000 miles by calling 1-877-274-6703. 2. Continue to change your oil using the type of ValvolineTM oil required for the protection level you selected. 3. Keep all your service receipts. What is the process of filing a claim? If your engine fails*, contact Valvoline Engine Guarantee Customer Service at 1-877-274-6703. Please note there is an 18 month waiting period before a claim may be made; this waiting period enables you to develop a short history of proper engine maintenance after enrollment. *What is engine failure? Engine failure covered by the Valvoline Engine Guarantee must result from the failure of engine parts or components lubricated by motor oil. The failure of other systems and components (such as cooling and fuel systems) that lead to engine failure are not covered. Engine failure also does not include diminished performance of parts or “knocking” and “pinging” if the engine will run. Valvoline 150 YEARS UNDER THE HOOD

VALVOLINETM LIMITED ENGINE WARRANTY  If the engine in a Qualifying Vehicle has a Qualifying Engine Breakdown, Valvoline, business of Ashland, Inc. (“Valvoline”), will pay the reasonable expenses for the repair or replacement of Covered Engine Parts and the associated labor to restore these Covered Engine Parts to operation, subject to the exclusions, limitations, terms, conditions, Eligibility Requirements, and consumer obligations set forth in this limited warranty (collectively, this “Limited Warranty”). But, Valvoline will not be liable for special, incidental, punitive or consequential damages, including, but not limited to, towing, lodging, business interruption, loss of profits, damage to or loss of other property or persons. Some states may not allow the exclusion or limitation of incidental or consequential damages, so that exclusion may not apply to you. This Limited Warranty gives you certain legal rights. You may have other rights that vary from state to state.   Capitalized terms not defined in this Limited Warranty shall have the meanings commonly ascribed to them.  COVERED CONSUMERS  This Limited Warranty is available only to the consumers who have complied with all Eligibility Requirements and who are at least 16 years of age on the date of Vehicle Registration (“Covered Consumers”). For purposes of this Limited Warranty a Covered Consumer may include a business entity (e.g., corporation, partnership, limited liability company, or similar entities).  WARRANTY EFFECTIVE DATE AND COVERAGE COMMENCEMENT DATE  This Limited Warranty becomes effective once the Covered Consumer has completed the Vehicle Registration process, except in states where registration is not required. In these states, this Limited Warranty becomes effective the date after March 1, 2010 when Covered Consumer has (i)(a) purchased qualifying Valvoline motor oil and changed oil in the Qualifying Vehicle (a “do it yourself” or “DIY oil change”) or (b) purchased an oil change that uses qualifying Valvoline motor oil for the Qualifying Vehicle (a “do it for me” or “DIFM” oil change), that date being the date of Vehicle Registration. Vehicle Registration must occur on or after March 1, 2010. Coverage commences on the later of: (a) 18 months after the date of Vehicle Registration, (b) the date the Qualifying Vehicle has been driven 7,501 miles since the date it was enrolled, or (c) the date the Qualifying Vehicle has had at least 2 oil changes since the date it was enrolled (the “Coverage Commencement Date”).  DURATION OF WARRANTY  This Limited Warranty covers the Qualifying Vehicle during the period from the Coverage Commencement Date through the date the Qualifying Vehicle reaches Maximum Mileage, as defined below under “Levels of Protection,” unless the Covered Consumer fails at any time to fully comply with this Limited Warranty.  Levels of Protection: Valvoline offers three different levels of protection which cover the Covered Consumer’s Qualifying Vehicle up to the following maximum number of miles (the “Maximum Mileage”):  Maximum Mileage - 150,000 Miles: To be eligible, Covered Consumers must change engine oil and filter before every 4,000 miles continuously and exclusively using Valvoline Premium Conventional Motor Oil or Valvoline NextGen Conventional Motor Oil (or a Valvoline oil listed below in a higher level of protection).  Maximum Mileage - 225,000 Miles: To be eligible, Covered Consumer must change engine oil and filter before every 4,000 miles continuously and exclusively using either Valvoline MaxLife Motor Oil, Valvoline NextGen High Mileage Motor Oil or Valvoline DuraBlend Motor Oil (or a Valvoline oil listed below in a higher level of protection).  Maximum Mileage - 300,000 Miles: To be eligible, Covered Consumers must change engine oil and filter before every 4,000 miles continuously and exclusively using Valvoline Full Synthetic Motor Oil, Valvoline SynPower Full Synthetic Motor Oil, SynPower NextGen Full Synthetic Motor Oil, MaxLife Full Synthetic Motor Oil, or Valvoline Full Synthetic High Mileage with MaxLife ™ Technology.  Valvoline may add or subtract motor oils from the above categories as products are discontinued, as new products are added, or as deemed reasonable by Valvoline in its discretion. A Covered Consumer may change the level of protection for a Qualifying Vehicle at any time before the Qualifying Vehicle reaches 125,000 miles. A Covered Consumer who originally enrolls in the 225,000 or 300,000 mile protection level may change to a lower level of protection after the Qualifying Vehicle reaches 125,000 miles. In order to change the level of protection, the Covered Consumer must follow the instructions on www.valvoline.com or www.engineguarantee.com and comply with the requirements for the new level of protection chosen.  ELIGIBILITY REQUIREMENTS:  Qualifying Vehicles: A Qualifying Vehicle is a privately owned or leased, passenger car, van, or pickup/light truck that has a gross vehicle weight rating of less than 10,000 pounds and the odometer has fewer than 125,000 miles at the time of registration and fewer than 131,001 miles on the date of its first qualifying oil change on or after March 1, 2010. “Qualifying Vehicles” excludes: a) vehicles modified or used for any type of competitive, timed, or exhibition motorsports activity (e.g. racing, autocrossing), b) vehicles used for agricultural purposes, c) vehicles where the engine has been modified with equipment or parts that would void the vehicle manufacturer’s warranty, d) vehicles that have been modified with non-factory equipment or accessories (e.g., snow plow attachment, etc.), e) vehicles with diesel engines, f) vehicles that are more than 19 years old at the time they are enrolled, and g) kit cars. Each Covered Consumer may enroll up to 20 vehicles under this Limited Warranty. The Covered Consumer must be the owner or lessee of the Qualifying Vehicle enrolled.  Vehicle Registration: Covered Consumers must enroll their Qualifying Vehicle by calling 1-877-274-703 and selecting the level of protection desired, and agreeing to the terms and conditions of this Limited Warranty by visiting www.engineguarantee.com. FOR RESIDENTS OF CALIFORNIA ONLY, THE FAILURE TO COMPLETE VEHICLE REGISTRATION DOES NOT DIMINISH THE COVERED CONSUMER’S LIMITED WARRANTY RIGHTS UNDER THIS LIMITED WARRANTY. A CALIFORNIA RESIDENT THAT DOES NOT COMPLETE VEHICLE REGISTRATION MUST COMPLY WITH ALL OTHER ELIGIBILITY REQUIREMENTS TO BE COVERED BY THIS LIMITED WARRANTY, AND COVERAGE OF CALIFORNIA RESIDENTS UNDER THIS LIMITED WARRANTY IS SUBJECT TO ALL EXCLUSIONS AND LIMITATIONS LISTED IN THIS LIMITED WARRANTY.  Consumer Obligations: Covered Consumers must record their vehicle mileage and maintain all service and purchase records and Vehicle Data (see below) for the Qualified Vehicle following the first Service Date. Vehicle Data required to be Maintained by Consumers: Service Date First Name Last Name Email Address Address City State Zip VIN Vehicle Maker Vehicle Model Vehicle Year Enrollment Mileage Service Date Mileage(s) Oil Type Used Receipt of Purchase(s) THE COVERED CONSUMER MUST CHANGE THE QUALIFYING VEHICLE’S OIL EXCLUSIVELY AND CONTINUOUSLY WITH VALVOLINE® MOTOR OIL. THE COVERED CONSUMER MUST CHANGE THE QUALIFYING VEHICLE’S OIL AND FILTER AT LEAST ONE TIME PER YEAR AND BEFORE EVERY 4,000 MILES.    TO QUALIFY FOR THIS LIMITED WARRANTY. Covered Consumers are required to keep all motor oil receipts, that indicate type of oil used and mileage as proof of purchase and will be required to submit proof of purchase if a claim is submitted. Any oil changes taking place at a Valvoline Instant Oil Change will not require receipts as these records are already available to Valvoline.  ADDITIONAL TERMS, CONDITIONS, LIMITATIONS, AND EXCLUSIONS  1.  THIS LIMITED WARRANTY DOES NOT COVER ANY DAMAGE THAT OCCURS PRIOR TO THE COVERAGE COMMENCEMENT DATE.  2.  “Covered Engine Parts” means all internal "oil wetted" engine parts, including: pistons, piston rings, piston pins, crankshaft and main bearings, connection rods and rod bearings, camshaft and camshaft bearings, timing chain and timing gears, intake and exhaust valves, valve springs, guides, oil pump, push rods, rocker arms, hydraulic lifters and rocker arm shafts. The engine block and cylinder heads are also covered if mechanical failure was caused by a failure of the above-listed parts. Covered Engine Parts does not include the following: a) all fuel system parts, b) all ignition, starting and electrical system parts, c) turbocharger and supercharger systems, d) the Exhaust Gas Recirculation (EGR) system, and e) exhaust manifolds. THIS LIMITED WARRANTY COVERS THE COVERED ENGINE PARTS, INCLUDING LABOR COSTS FOR REPAIR OR REPLACEMENT OF THE COVERED ENGINE PARTS, AND THIS LIMITED WARRANTY COVERS NO OTHER PARTS OR LABOR. Replacement will be made with a part that is of a like kind and quality (i.e., new, remanufactured or used parts) compatible with the original design specifications and wear tolerances of the Covered Vehicle.  3.  “Qualifying Engine Breakdown” means a) the immediate and apparent total mechanical failure of a Covered Part to work as it was designed to work in normal services, and b) the vehicle electrical, fuel, computer engine management, cooling, induction and exhaust systems are all working properly, and are not the cause of engine failure. A Qualifying Engine Breakdown does not include the reduction in operating performance due to wear and tear, including a reduction in engine compression due to worn rings or valves, or abnormal sounds such as “knocking,” “pinging,” or “rattling” sounds when a breakdown has not occurred.  4.  Each qualifying oil change must include an oil filter replacement and enough required Valvoline motor oil to fill the Qualifying Vehicle’s crankcase. The Qualifying Vehicle engine must be serviced exclusively with the vehicle manufacturer’s required viscosity and grade.  5.  IF YOUR VEHICLE MANUFACTURER RECOMMENDS A FULL SYNTHETIC OR SEMI-SYNTHETIC MOTOR OIL, YOU WILL ONLY BE COVERED BY THIS LIMITED WARRANTY IF YOU SIGN UP FOR THE 300,000 MILE WARRANTY (FOR FULL SYNTHETIC VEHICLES) FOR VALVOLINE’S LINE OF SYNTHETIC MOTOR OIL OR THE 225,000 MILE WARRANTY (FOR SEMI-SYNTHETIC VEHICLES) FOR VALVOLINE’S LINE OF SEMI-SYNTHETIC MOTOR OIL.  6.  The Covered Consumer must replace the Qualifying Vehicle’s air filter as often as the Qualifying Vehicle manufacturer recommends. The Covered Consumer must maintain the Qualifying Vehicle’s emission control system in compliance with the Qualifying Vehicle’s manufacturer recommendations. The Covered Consumer must comply with all scheduled engine maintenance recommended by the Qualifying Vehicle’s manufacturer as outlined in the Qualifying Vehicle’s owners manual. The Covered Consumer must repair significant oil leaks and perform other necessary maintenance and repairs to prevent damage to the engine.  7.  Valvoline may require that the Qualifying Vehicle be repaired at a certified repair facility or performed by an ASE Certified Mechanic for approved engine claim repair work under this Limited Warranty.  8.  Valvoline may pay the repair facility that performs the repair or reimburse the Covered Consumer. At Valvoline’s option, if the cost of repair exceeds the value of the Qualifying Vehicle, Valvoline may pay the Covered Consumer an amount equal to the private sale value of the Qualifying Vehicle on the date of a Qualifying Engine Breakdown as set forth by Kelley Blue Book or some other similar listing of vehicle values if a Kelley Blue Book value is not available. VALVOLINE’S LIABILITY TO PAY FOR REPAIRS (OR THE VALUE OF THE QUALIFYING VEHICLE) IS LIMITED TO A TOTAL OF $5,000.00 OVER THE LIFE OF THIS LIMITED WARRANTY. Valvoline’s obligation to repair or replace any listed/covered part, as may be required, is the sole and exclusive remedy available to you under this Limited Warranty. Valvoline is only responsible for the repairs it approves.  9.  If Valvoline pays anything under this Limited Warranty, and the Covered Consumer has a right to recover costs from another party, the Covered Consumer’s rights will become Valvoline’s rights, up to the amount Valvoline paid. And the Covered Consumer will do whatever is necessary to enable Valvoline to enforce these rights.  10.  The failure of any Covered Engine Part that is related to any pending legal proceeding or recall or for which the manufacturer has announced its responsibility by any means, is excluded from coverage under this Limited Warranty.  11.  THIS LIMITED WARRANTY DOES NOT COVER CLAIMS ALSO COVERED BY THE QUALIFYING VEHICLE’S MANUFACTURER WARRANTY OR ANY EXTENDED SERVICE CONTRACT OR WARRANTY. However, if a Covered Consumer has otherwise complied with this Limited Warranty, Valvoline will pay the deductible amount to be paid by the Covered Consumer under any existing extended service contract previously purchased by the Covered Consumer which covers engine damage to the Qualifying Vehicle. This Limited Warranty does not extend the Qualifying Vehicle manufacturer’s warranty.  12.  THIS LIMITED WARRANTY DOES NOT COVER CLAIMS THAT ARE THE RESULT OF: COLLISION OR OTHER ACCIDENT; THEFT; VANDALISM; RIOT; EXPLOSION; EARTHQUAKE; LIGHTNING; FREEZING; OVERHEATING; INTERNAL OR EXTERNAL FIRE; WATER OR FLOOD DAMAGE (INCLUDING PRIOR FLOOD DAMAGE); NEGLIGENT, RECKLESS, KNOWING OR INTENTIONAL DAMAGE; TIMING BELT FAILURE; IMPROPER SERVICE OR MAINTENANCE; DEFECT ATTRIBUTABLE TO THE VEHICLE MANUFACTURER; IMPROPER INSTALLATION OF ANY PART; FLUID CONTAMINATION (I.E., COOLANT, FUEL, WATER OR FOREIGN MATERIAL); OR THE FAILURE TO KEEP THE MOTOR OIL AND ENGINE COOLANT AT LEVELS PRESCRIBED BY THE MANUFACTURER. Valvoline may refuse payment of any claims that otherwise comply with the terms of this Limited Warranty where Valvoline believes in good faith that one or more of these causes contributed to the damage claimed.  13.  This Limited Warranty may be deemed void by Valvoline in its sole discretion if the Covered Consumer records the type of oil used or mileage interval incorrectly or if the Qualifying Vehicle’s true mileage cannot be determined (for example, due to a malfunctioning odometer).  14.  Unless earlier terminated for non-compliance with the terms and conditions, all coverage under this Limited Warranty ends on June 1, 2029, or when the odometer reading has exceeded the Maximum Mileage restrictions, whichever occurs first. Any claims accruing after 12:00 AM, Eastern Daylight Time on June 2, 2029, shall not be covered by this Limited Warranty. All claims must be filed on or before July 1, 2029. Valvoline may extend the expiration date of this Limited Warranty without notice.  15.  This Limited Warranty is only available in the United States of America, which includes the 50 states and the District of Columbia but does not include any U.S. territories.  16.  This Limited Warranty may not be transferred or assigned.  17. Each Qualifying Vehicle is allowed up to three “exceptions” relating to the Covered Consumer’s compliance obligations. This Limited Warranty will become null and void if an enrolled Qualifying Vehicle has more than three qualifying exceptions. Valvoline reserves the right to determine whether any failure by a Covered Consumer to strictly comply with their obligations qualifies as an “exception” in Valvoline’s sole discretion. A qualifying “exception” includes, but may not be limited to, a) failing to change oil within 4,000 miles (but less than 6,000 miles) of the previous oil change, b) failing to record an oil change within 90 days of the date the oil change occurred, or c) using the wrong type of oil required for the level of protection desired (i.e., using premium conventional oil rather than SynPower full synthetic oil). If the Covered Consumer fails to change oil within 6,000 miles from the previous oil change, that event will not be considered a qualifying “exception”, and this Limited Warranty will become null and void.  18. Valvoline may add coverage categories or discontinue offering coverage categories at any time in its sole discretion without notice. Valvoline may close registration for this Limited Warranty at any time without notice. If Valvoline discontinues coverage for a category, no new vehicle registrations will be allowed in the discontinued category. If Valvoline closes registration, no new vehicle registrations will be allowed. However, those Covered Consumers then participating in this Limited Warranty program will continue to be covered so long as they comply with all terms and conditions of the Limited Warranty.  19. These terms and conditions may only be changed by Valvoline.  FILING A CLAIM  To file a claim under this Limited Warranty, Covered Consumers must:  a. Be sure the Qualifying Vehicle is protected from further damage;  b. Upon discovery of the damages (but not later than 30 days from the date the damage occurred), call 1-877-274-6703 (a claim may also be made in writing to Valvoline Engine Guarantee, PO Box 11336, Lexington, Kentucky 40512);  c. Receive repair approval from Administrator prior to cleaning, repairing or replacing any covered parts (no claims will be paid without prior authorization). To receive repair approval Covered Consumers must contact the Administrator at its toll-free number listed above or, in the case of those submitting a claim in writing, the Administrator will contact the Covered Consumer directly;  d. Provide all information requested by Valvoline; and  e. Make the vehicle available for inspection at Valvoline’s request.  After review of the claim, Valvoline may request additional information. Covered Consumers may be required to provide the following:  a. package codes or copies of all service and purchase receipts as proof of purchase, (receipts must be printed, not hand written, and specify clearly and unambiguously the use of Valvoline oil for the oil change);   b. purchase receipts for all engine-related maintenance,  c. a copy of the current Vehicle Registration card,  d. documentation of the engine damage and estimated repair costs, and /or  e. a copy of any extended service contract or warranty.  Georgia Addendum:  We feel so strongly about the quality of our motor oil, we are offering this limited warranty. This is not a contract of insurance. Our obligations are insured. If a claim is not paid within 60 days, you may file a claim directly with the insurer: Ashland, Inc., Attn: Georgia Engine Guarantee Claim, PO Box 11336, Lexington, KY 40512. Consumers may opt out of this limited warranty at any time. US-V-7858 (c) 2016 Ashland 7/16 TM Trademark, Ashland or its subsidiaries, registered in various countries. SM Service mark, Ashland or its subsidiaries, registered in various countries.

Schedule E

Promotional Support

Premium Engine Oil Milestone Rebate (applicable to Premium Engine Oils only).

TABLE 1		Level 1	Level 2	Level 3
Trailing 12-months Gallons Threshold		***	***	***
Rebate/gallon on 12th month Gallons	Incremental	***	***	***
	Total	***	***	***

At the close of each calendar month of the Agreement, Customer’s Premium Engine Oil purchase volume for the trailing 12-month period will be compared to the levels in Table 1, above.  If the trailing 12-month Premium Engine Oil purchase volume exceeds one of the levels identified above (the “Premium Threshold”), a rebate in the amount of the applicable rebate per gallon identified above for that level will be multiplied by the Premium Engine Oil purchase volume for that calendar month volume that exceeds the Premium Threshold will be credited to Customer’s account to offset payment for the corresponding month’s purchases.

***

Total Lubricants Milestone Rebate (applicable to Transmission Fluid and Engine Oil only)

TABLE 2		Level 1	Level 2	Level 3
Trailing 12-months Gallons		***	***	***
Rebate/gallon on 12th month Gallons	Incremental	***	***	***
	Total	***	***	***

In addition to the Premium Engine Oil Milestone Rebate, calculated above, at the close of each calendar month of the Agreement, Customer’s Total Transmission Fluid and Engine Oil purchase volume for the trailing 12-month period will be compared to the levels in Table 2, above.  If the trailing 12-month Total Transmission Fluid and Engine Oil purchase volume exceeds one of the levels identified above (“Total Threshold”), a rebate in the amount of the applicable rebate per gallon identified above for that level will be multiplied by the Total Transmission Fluid and Engine Oil purchase volume for that calendar month volume that exceeds the applicable Total Threshold will be credited to Customer’s account to offset payment for the corresponding month’s purchases.

***

Business Development Fund (”Development Funds”)

This Development Fund accrues in an amount equal to each month's volume of purchases (in gallons) in the Product categories identified below, multiplied by the relevant per gallon amount, also as detailed below:

Development Funds/gallon
MaxLife High Mileage blended products	***
Valvoline Full Synthetic products	***
MaxLife, Dexron VI, and Valvoline CVT Transmission Fluids	***

Beginning on ***, and continuing throughout the Term, Supplier agrees to provide (i) Development Funds ***.  Customer shall direct the use of Development Funds, subject to Supplier’s consent (not to be unreasonably withheld, delayed or conditioned); provided, that, either Supplier or Customer may place orders for operational items, including, but not limited to, consumable marketing materials, point of sale materials, and other promotional items (“Operational BDF Items”) and pay for the same using the Development Funds.  Any order for Operational BDF Items placed by a Party must be approved by the other, in advance and in writing, which such approval shall not be unreasonably delayed, conditioned or denied.  The Development Funds shall accrue in the manner described above.  ***.

Pre-bates

Provided that Customer is not in default of any of its obligations herein contained (beyond any applicable cure periods), Supplier shall issue to Customer a semi-annual pre-bate credit (the “Pre-bate”) for the forthcoming six-month period in the amount of *** on or around the following dates: ***.  Should Customer’s trailing twelve month purchases of Product in the “Lubricants” category drop below *** gallons during the month prior to any scheduled Pre-bate payment, then the amount of the Pre-bate shall be calculated as follows: *** of Customer’s trailing twelve month purchases (in gallons) of Product in the “Lubricants” category.  Should this Agreement be terminated prior to the end of the Term by Customer without cause or by Supplier with cause (a “Qualifying Termination”), then any Pre-bate paid to Customer shall be repaid to Supplier immediately upon termination by Customer, pro rata for the portion of the six-month period to which the Pre-bate applied that was not completed (the “Repayment”).

***

Price Support

Supplier shall pay to Customer *** to assist Customer in its purchases of Products from Supplier (“Price Support”).  The *** of the Price Support shall be (i) paid on or before ***; and (ii) applied by Customer against purchases of Products made by Customer in ***.  The *** of the Price Support shall be paid on or before ***; and (ii) applied by Customer against purchases of Products made by Customer during ***.

Right to Set Off

Without prejudice to any other right or remedy which either party may have, either party may set off any amount owing by it (whether actual or contingent, present or future and including, if applicable and without limitation, any amount due and payable) to the other party against any amount owing by such other party (whether actual or contingent, present or future and including, if applicable and without limitation, any amount due and payable but remaining unpaid) under this Agreement.

Schedule F

Chemical Kit Services

Customer and Supplier desire to increase the sale of chemical kit services.  Growth will be measured as a percentage of chemical kit services sold by Customer per Customer’s total service tickets (“Penetration Rate”).  For the avoidance of doubt, a “service ticket” is the sale of any installed product/service between Customer and its customer.

Penetration Rate. Will be measured over *** during each calendar year.

***

The Penetration Rate is calculated by dividing the total number of chemical kit services sold by Customer during the periods listed above by the total number of service tickets during the same period.  This is represented by the following example.

***

Baseline Periods.  Growth of the Penetration Rate will be measured over the Penetration Rates for the baseline periods listed below:

***

Measurement Periods and Growth Targets.  The following Table represents the periods at which growth will be measured and the targets against which they will be measured.

	Review Period	Growth Target
***	***	***
***	***	***
***	***	***
***	***	***

In the event Customer adds any Customer Locations during the Term of this Agreement, such Customer Locations shall be excluded from the growth target calculation unless specifically consented to by Supplier.

***